Exhibit 10.2

COLLATERAL TRUST AGREEMENT

dated as of March 3, 2009

among

TENET HEALTHCARE CORPORATION,

THE OTHER PLEDGORS

FROM TIME TO TIME PARTY HERETO,

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee under the Indenture,

THE OTHER SECURED DEBT REPRESENTATIVES

FROM TIME TO TIME PARTY HERETO,

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Trustee

i

EXHIBIT A — Additional Secured Debt Designation

EXHIBIT B — Form of Collateral Trust Joinder—Additional Secured Debt

EXHIBIT C — Form of Collateral Trust Joinder—Additional Pledgors

ii

This Collateral Trust Agreement (this “Agreement”) is dated as of March 3, 2009 and is by and among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), the other Pledgors from time to time party hereto, The Bank of New York Mellon Trust Company, N.A., as Trustee (as defined below), the other Secured Debt Representatives from time to time party hereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

RECITALS

Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.

The Company has completed an exchange offer on the date hereof pursuant to which eligible holders of $914,834,000 in the aggregate of the Company’s outstanding 6.375% Senior Notes due 2011 and $484,453,000 in the aggregate of the Company’s outstanding 6.500% Senior Notes due 2012 have tendered their notes in exchange for $699,543,000 in aggregate principal amount of 9.0% Senior Secured Notes due 2015 (the “6-Year Notes”) and $699,543,000 in aggregate principal amount of 10.0% Senior Secured Notes due 2018 (the “9-Year Notes” and, together with the 6-Year Notes, the “Notes”). The Notes will be issued pursuant to an Indenture, dated as of November 6, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (in such capacity and together with its successors in such capacity, the “Trustee”) (the “Base Indenture” and as the same may be amended or supplemented, amended and restated or otherwise modified and in effect from time to time, including, with respect to the 6-Year Notes, by the Ninth Supplemental Indenture, and, with respect to the 9-Year Notes, by the Tenth Supplemental Indenture, the “Indenture”).

The Company and the other Pledgors intend to secure the Notes and any future First-Priority Stock Secured Debt on a priority basis and, subject to such priority, intend to secure any future Junior Stock Secured Debt, with Liens on all present and future Stock Collateral to the extent that such Liens have been provided for in the applicable Stock Lien Security Documents. The Company and the other Pledgors also intend to secure the Notes (A) Equally and Ratably with any future First-Priority Asset Secured Debt on a priority basis and (B) Equally and Ratably with, or prior to, any future Junior Asset Secured Debt, with Liens on Asset Collateral to the extent that such Liens have been provided for in the applicable Asset Lien Security Documents.

This Agreement sets forth the terms on which each Secured Party has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the Proceeds thereof.

AGREEMENT

In consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1 Defined Terms. The following terms will have the following meanings:

“6-Year Notes” has the meaning set forth in the recitals.

“75% Requirement” has the meaning set forth in Section 7.1(c).

“9-Year Notes” has the meaning set forth in the recitals.

“Act of Required Debtholders” means, as to any matter at any time:

(1) prior to the Discharge of First-Priority Asset Secured Obligations and the Discharge of First-Priority Stock Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of more than 50% of the sum of:

(a) the aggregate outstanding principal amount of First-Priority Asset Secured Debt and First-Priority Stock Secured Debt (including, in each case, outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute First-Priority Asset Secured Debt or First-Priority Stock Secured Debt; and

(2) at any time after both the Discharge of First-Priority Asset Secured Obligations and the Discharge of First-Priority Stock Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of more than 50% of the sum of:

(a) the aggregate outstanding principal amount of Junior Asset Secured Debt and Junior Stock Secured Debt (including, in each case, outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Junior Asset Secured Debt or Junior Stock Secured Debt.

For purposes of this definition, (a) Secured Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding and (b) votes will be determined in accordance with Section 7.2. Any such Act of Required Debtholders shall be accompanied by a certificate signed by an authorized officer of each First-Priority Lien Representative, in the case of clause (1) above, or of each Junior Lien Representative, in the case of clause (2) above, certifying that such written direction is being delivered to the Collateral Trustee by the requisite number of holders for such written direction to constitute an Act of Required Debtholders, and the Collateral Trustee may rely conclusively on, and shall be fully protected in relying upon, such certificate in proceeding with any direction set forth in such Act of Required Debtholders.

“Act of Required Asset Secured Debtholders” means, as to any matter at any time:

(1) prior to the Discharge of First-Priority Asset Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of more than 50% of the sum of:

(a) the aggregate outstanding principal amount of First-Priority Asset Secured Debt (including outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute First-Priority Asset Secured Debt; and

(2) at any time after the Discharge of First-Priority Asset Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of Junior Asset Secured Debt representing the Required Junior Asset Secured Debtholders.

For purposes of this definition, (a) Asset Secured Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding and (b) votes will be determined in accordance with Section 7.2. Any such Act of Required Asset Secured Debtholders shall be accompanied by a certificate signed by an authorized officer of each First-Priority Asset Lien Representative, in the case of clause (1) above, or of each Junior Asset Lien Representative, in the case of clause (2) above, certifying that such written direction is being delivered to the Collateral Trustee by the requisite number of holders for such written direction to constitute an Act of Required Asset Secured Debtholders, and the Collateral Trustee may rely conclusively on, and shall be fully protected in relying upon, such certificate in proceeding with any direction set forth in such Act of Required Asset Secured Debtholders.

“Act of Required Stock Secured Debtholders” means, as to any matter at any time:

(1) prior to the Discharge of First-Priority Stock Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of more than 50% of the sum of:

(a) the aggregate outstanding principal amount of First-Priority Stock Secured Debt (including outstanding letters of credit whether or not then available or drawn); and

(b) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute First-Priority Stock Security Debt; and

(2) at any time after the Discharge of First-Priority Stock Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of Junior Stock Secured Debt representing the Required Junior Stock Secured Debtholders.

For purposes of this definition, (a) Stock Secured Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding and (b) votes will be determined in accordance with Section 7.2. Any such Act of Required Stock Secured Debtholders shall be accompanied by a certificate signed by an authorized officer of each First-Priority Stock Lien Representative, in the case of clause (1) above, or of each Junior Stock Lien Representative, in the case of clause (2) above, certifying that such written direction is being delivered to the Collateral Trustee by the requisite number of holders for such written direction to constitute an Act of Required Stock Secured Debtholders, and the Collateral Trustee may rely conclusively on, and shall be fully protected in relying upon, such certificate in proceeding with any direction set forth in such Act of Required Stock Secured Debtholders.

“Additional Secured Debt” has the meaning set forth in Section 3.8.

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Asset Collateral” means, in the case of each Series of Asset Secured Debt, all properties and assets of the Company and the other Pledgors now owned or hereafter acquired, other than Stock Collateral, in which Liens have been granted to the Collateral Trustee to secure the Asset Secured Obligations, and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2; provided, that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any properties or assets of the Company or any other Pledgor, such assets or properties will cease to be excluded from the Collateral if the Company or any other Pledgor thereafter acquires or reacquires such assets or properties.

“Asset Lien Security Documents” means this Agreement, each Collateral Trust Joinder relating to Asset Secured Debt, and all security agreements, pledge agreements, collateral assignments, mortgages, collateral agency agreements, control agreements, deeds of trust or other grants or transfers for security executed and delivered by the Company or any other Pledgor creating (or purporting to create) a Lien upon Asset Collateral in favor of the Collateral Trustee, for the benefit of the Asset Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Asset Secured Debt” means First-Priority Asset Secured Debt and Junior Asset Secured Debt.

“Asset Secured Debt Documents” means First-Priority Asset Lien Documents and Junior Asset Lien Documents.

“Asset Secured Debt Representative” means each First-Priority Asset Lien Representative and each Junior Asset Lien Representative.

“Asset Secured Obligations” means First-Priority Asset Secured Obligations and Junior Asset Secured Obligations.

“Asset Secured Parties” means the holders of Asset Secured Obligations, the Asset Secured Debt Representatives on behalf of the holders of Asset Secured Obligations, and the Collateral Trustee.

“Base Indenture” has the meaning set forth in the recitals.

“Board of Directors” means (1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (2) with respect to a partnership, the Board of Directors of the general partner of the partnership, (3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof and (4) with respect to any other Person, the board or committee of such Person serving a similar function.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulations or executive order to remain closed.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person,

but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Class” means (1) in the case of First-Priority Stock Secured Debt, every Series of First-Priority Stock Secured Debt, taken together, (2) in the case of Junior Stock Secured Debt, every Series of Junior Stock Secured Debt, taken together, (3) in the case of First-Priority Asset Secured Debt, every Series of First-Priority Asset Secured Debt, taken together, and (4) in the case of Junior Asset Secured Debt, every Series of Junior Asset Secured Debt, taken together.

“Collateral” means Asset Collateral and Stock Collateral.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trust Joinder” means (1) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B and (2) with respect to the provisions of this Agreement relating to the addition of additional Pledgors, an agreement substantially in the form of Exhibit C.

“Company” has the meaning set forth in the preamble.

“Consolidated Subsidiaries” means those Subsidiaries that are consolidated with the Company for financial reporting purposes.

“Contractual Obligations” of any Person means any obligation, agreement, undertaking or similar provision of any Security Instrument issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Secured Debt Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

“Credit Agreement” means the Credit Agreement, dated as of November 16, 2006, as amended by Amendment No. 1 dated as of June 27, 2008, among the Company, the lenders and issuers party thereto, Citicorp USA, Inc., as administrative agent, Bank of America, N.A., as syndication agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as joint lead arrangers and joint lead book runners, and General Electric Capital Corporation and The Bank of Nova Scotia, as co-documentation agents, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced by any other Debt (including by means of sales of debt securities and including any amendment, restatement, modification, renewal, refunding, replacement or refinancing) in whole or in part from time to time.

“Debt” means, with respect to any specified Person, any debt of such Person in respect of borrowed money, including Guarantees related thereto.

“Discharge of First-Priority Asset Secured Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute First-Priority Asset Secured Debt;

(2) payment in full in cash of the principal of and interest and premium (if any) on all First-Priority Asset Secured Debt (other than any undrawn letters of credit);

(3) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable First-Priority Asset Lien Document) of all outstanding letters of credit constituting First-Priority Asset Secured Debt; and

(4) payment in full in cash of all other First-Priority Asset Secured Obligations that are outstanding and unpaid at the time the First-Priority Asset Secured Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Discharge of First-Priority Stock Secured Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute First-Priority Stock Secured Debt;

(2) payment in full in cash of the principal of and interest and premium (if any) on all First-Priority Stock Secured Debt (other than any undrawn letters of credit);

(3) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable First-Priority Stock Lien Document) of all outstanding letters of credit constituting First-Priority Stock Secured Debt; and

(4) payment in full in cash of all other First-Priority Stock Secured Obligations that are outstanding and unpaid at the time the First-Priority Stock Secured Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Discharge of Junior Asset Secured Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute Junior Asset Secured Debt;

(2) payment in full in cash of the principal of and interest and premium (if any) on all Junior Asset Secured Debt (other than any undrawn letters of credit);

(3) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Junior Asset Lien Document) of all outstanding letters of credit constituting Junior Asset Secured Debt; and

(4) payment in full in cash of all other Junior Asset Secured Obligations that are outstanding and unpaid at the time the Junior Asset Secured Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Discharge of Junior Stock Secured Obligations” means the occurrence of all of the following:

(1) termination or expiration of all commitments to extend credit that would constitute Junior Stock Secured Debt;

(2) payment in full in cash of the principal of and interest and premium (if any) on all Junior Stock Secured Debt (other than any undrawn letters of credit);

(3) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Junior Stock Lien Document) of all outstanding letters of credit constituting Junior Stock Secured Debt; and

(4) payment in full in cash of all other Junior Stock Secured Obligations that are outstanding and unpaid at the time the Junior Stock Secured Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Domestic Hospital Subsidiaries” means each of the Company’s current and future direct and indirect Subsidiaries organized in a jurisdiction in the United States that (1) owns or operates a hospital or (2) has a direct or indirect equity ownership interest in a Subsidiary that owns or operates a hospital, other than, in each of the cases (1) and (2), any such Subsidiary that is a non-wholly-owned Subsidiary if the organizational documents thereof or related joint venture or similar agreements, or applicable law, would (i) prohibit the pledge of the Capital Stock of such Subsidiary without the consent of the equity holders thereof (other than the Company or its wholly owned Subsidiaries) or (ii) upon the making of such pledge, trigger in favor of the equity holders thereof (other than the Company or its wholly owned Subsidiaries) rights in respect of the Capital Stock of such Subsidiary.

“Equally and Ratably” means, in reference to sharing of Liens or Proceeds thereof as between holders of Secured Obligations within the same Class, that such Liens or Proceeds:

(1) will be allocated and distributed in accordance with Section 3.4 first to the Secured Debt Representative for each outstanding Series of Secured Debt within that Class, for the account of the holders of such Series of Secured Debt, ratably in proportion to the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit (if any) (whether or not drawings have been made under such letters of credit) outstanding on each outstanding Series of Secured Debt within that Class when the allocation or distribution is made, and thereafter

(2) will be allocated and distributed in accordance with Section 3.4 (if any remain after payment in full of all of the amounts referred to in paragraph (1) above) to the Secured Debt Representative for each outstanding Series of Secured Obligations within that Class, for the account of the holders of any remaining Secured Obligations within that Class, ratably in proportion to the aggregate unpaid amount of such remaining Secured Obligations within that Class (with written notice to the applicable Secured Debt Representative and the Collateral Trustee) prior to the date such distribution is made.

“First-Priority Asset Lien” means a Lien granted by an Asset Lien Security Document to the Collateral Trustee, at any time, upon any property of the Company or any other Pledgor to secure First-Priority Asset Secured Obligations.

“First-Priority Asset Lien Documents” means the indenture, credit agreement or other agreement pursuant to which any First-Priority Asset Secured Obligations are incurred and the Asset Lien Security Documents (other than any Asset Lien Security Documents that do not secure First-Priority Asset Secured Obligations).

“First-Priority Asset Lien Representative” means in the case of any Series of First-Priority Asset Secured Debt, the trustee, agent or representative of the holders of such Series of First-Priority Asset Secured Debt who maintains the transfer register for such Series of First-Priority Asset Secured Debt and (A) is appointed as a representative of the First-Priority Asset Secured Debt (for purposes related to the administration of the Asset Lien Security Documents) pursuant to the credit agreement, indenture or other agreement governing such Series of First-Priority Asset Secured Debt and (B) has executed a Collateral Trust Joinder.

“First-Priority Asset Secured Debt” means any Debt (including the Notes and any additional Notes) that is secured by a First-Priority Asset Lien on the Asset Collateral that was permitted to be incurred and so secured under each applicable Asset Secured Debt Document; provided, that in the case of any such Debt:

(a) on or before the date on which such Debt is incurred by the Company or any Subsidiary, such Debt is designated by the Company as “First-Priority Asset Secured Debt” for the purposes of the Asset Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Obligation or Debt may be designated as both Junior Asset Secured Debt and First-Priority Asset Secured Debt;

(b) the First-Priority Asset Lien Representative for such Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

“First-Priority Asset Secured Obligations” means the First-Priority Asset Secured Debt and all other Obligations in respect thereof.

“First-Priority Asset Secured Trust Estate” has the meaning set forth in Section 2.3.

“First-Priority Lien Obligations” means the First-Priority Asset Secured Obligations and the First-Priority Stock Secured Obligations.

“First-Priority Lien Representative” means each First-Priority Asset Lien Representative and each First-Priority Stock Lien Representative.

“First-Priority Stock Lien” means a Lien granted by a Stock Lien Security Document to the Collateral Trustee, at any time, upon any property of the Company or any other Pledgor to secure First-Priority Stock Secured Obligations.

“First-Priority Stock Lien Documents” means the Note Documents and the indenture, credit agreement or other agreement pursuant to which any First-Priority Stock Secured Obligations are incurred and the Stock Lien Security Documents (other than any Stock Lien Security Documents that do not secure First-Priority Stock Secured Obligations).

“First-Priority Stock Lien Representative” means:

(1) in the case of the Notes, the Trustee; or

(2) in the case of any other Series of First-Priority Stock Secured Debt, the trustee, agent or representative of the holders of such Series of First-Priority Stock Secured Debt who maintains the transfer register for such Series of First-Priority Stock Secured Debt and (A) is appointed as a representative of the First-Priority Stock Secured Debt (for purposes related to the administration of the Stock Lien Security Documents) pursuant to the credit agreement, indenture or other agreement governing such Series of First-Priority Stock Secured Debt and (B) has executed a Collateral Trust Joinder.

“First-Priority Stock Secured Debt” means:

(1) the Notes issued on the date hereof (including any related exchange notes);

(2) any other Debt (including additional Notes) that is secured Equally and Ratably with the Notes by a First-Priority Stock Lien that was permitted to be incurred and so secured under each applicable Stock Secured Debt Document; provided, that in the case of any such Debt:

(a) on or before the date on which such Debt is incurred by the Company or any Subsidiary, such Debt is designated by the Company as “First-Priority Stock Secured Debt” for the purposes of the Stock Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Obligation or Debt may be designated as both Junior Stock Secured Debt and First-Priority Stock Secured Debt;

(b) the First-Priority Stock Lien Representative for such Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(c) all other requirements set forth in Section 3.8 have been complied with.

“First-Priority Stock Secured Obligations” means the First-Priority Stock Secured Debt and all other Obligations in respect thereof.

“First-Priority Stock Secured Trust Estate” has the meaning set forth in Section 2.1.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity (such as International Financial Reporting Standards) as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Debt.

“Guarantors” means, collectively, each Person from time to time party to the Supplemental Indentures as a Guarantor.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Company, any of its Subsidiaries or any other Pledgor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.11(a).

“Indenture” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Pledgor under Title 11, U.S. Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment, protection, relief, composition or marshalling of the assets or liabilities of the Company or any other Pledgor, any receivership or assignment for the benefit of creditors relating to the Company or any other Pledgor or any similar case or proceeding relative to the Company or any other Pledgor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Pledgor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency;

(3) any case or proceeding seeking the appointment of a custodian, receiver, trustee or other similar official for the Company or any other Pledgor; or

(4) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Pledgor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Asset Lien” means a Lien granted by an Asset Lien Security Document to the Collateral Trustee, at any time, upon any property of the Company or any other Pledgor to secure Junior Asset Secured Obligations.

“Junior Asset Lien Documents” means, collectively, any indenture, credit agreement or other agreement governing each Series of Junior Asset Secured Debt and the Asset Lien Security Documents (other than any Asset Lien Security Documents that do not secure Junior Asset Secured Obligations).

“Junior Asset Lien Representative” means, in the case of any Series of Junior Asset Secured Debt, the trustee, agent or representative of the holders of such Series of Junior Asset Secured Debt who maintains the transfer register for such Series of Junior Asset Secured Debt and (A) is appointed as a Junior Asset Lien Representative (for purposes related to the administration of the Asset Lien Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Junior Asset Secured Debt, together with its successors in such capacity and (B) has executed a Collateral Trust Joinder.

“Junior Asset Secured Debt” means any Debt that is secured by a Junior Asset Lien on the Asset Collateral that was permitted to be incurred and so secured under each applicable Asset Secured Debt Document; provided, that in the case of any such Debt:

(1) on or before the date on which such Debt is incurred by the Company or any Subsidiary, such Debt is designated by the Company as “Junior Asset Secured Debt” for the purposes of the Asset Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Obligation or Debt may be designated as both Junior Asset Secured Debt and First-Priority Asset Secured Debt;

(2) the Junior Asset Lien Representative for such Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(3) all other requirements set forth in Section 3.8 have been complied with.

“Junior Asset Secured Obligations” means Junior Asset Secured Debt and all other Obligations in respect thereof.

“Junior Asset Secured Trust Estate” has the meaning set forth in Section 2.4.

“Junior Lien Obligations” means the Junior Asset Secured Obligations and the Junior Stock Secured Obligations.

“Junior Lien Representative” means each Junior Asset Lien Representative and each Junior Stock Lien Representative.

“Junior Stock Lien” means a Lien granted by a Stock Lien Security Document to the Collateral Trustee, at any time, upon any property of the Company or any other Pledgor to secure Junior Stock Secured Obligations.

“Junior Stock Lien Documents” means, collectively, any indenture, credit agreement or other agreement governing each Series of Junior Stock Secured Debt and the Stock Lien Security Documents (other than any Stock Lien Security Documents that do not secure Junior Stock Secured Obligations).

“Junior Stock Lien Representative” means, in the case of any Series of Junior Stock Secured Debt, the trustee, agent or representative of the holders of such Series of Junior Stock Secured Debt who maintains the transfer register for such Series of Junior Stock Secured Debt and (A) is appointed as a Junior Stock Lien Representative (for purposes related to the administration of the Stock Lien Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Junior Stock Secured Debt, together with its successors in such capacity and (B) has executed a Collateral Trust Joinder.

“Junior Stock Secured Debt” means any Debt that is secured by a Junior Stock Lien on the Stock Collateral that was permitted to be incurred and so secured under each applicable Stock Secured Debt Document; provided, that in the case of any such Debt:

(1) on or before the date on which such Debt is incurred by the Company or any Subsidiary, such Debt is designated by the Company as “Junior Stock Secured Debt” for the purposes of the Stock Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a); provided, that no Obligation or Debt may be designated as both Junior Stock Secured Debt and First-Priority Stock Secured Debt;

(2) the Junior Stock Lien Representative for such Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.8(b); and

(3) all other requirements set forth in Section 3.8 have been complied with.

“Junior Stock Secured Obligations” means Junior Stock Secured Debt and all other Obligations in respect thereof.

“Junior Stock Secured Trust Estate” has the meaning set forth in Section 2.2.

“Liens” means liens, mortgages, pledges, charges, security interests or other encumbrances.

“Ninth Supplemental Indenture” means the Ninth Supplemental Indenture, dated as of the date hereof, among the Company, the Guarantors from time to time party thereto and the Trustee.

“Notes” has the meaning set forth in the recitals.

“Note Documents” means the Indenture, the Notes, the Note Guarantees and the Security Documents.

“Note Guarantees” means the Guarantee by each Guarantor of the Company’s obligations under the Indenture and the Notes, executed pursuant to the provisions of the Indenture.

“Obligations” means any principal (including reimbursement and collateralization obligations with respect to letters of credit whether or not drawn), interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the First-Priority Stock Lien Documents and the First-Priority Asset Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Debt.

“Officers’ Certificate” means a certificate with respect to compliance with a definition, covenant, condition or any other provision provided for in this Agreement, signed on behalf of the Company by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:

(1) a statement that the Person making such certificate has read such definition, covenant, condition or other provision;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such definition, covenant, condition or other provision has been satisfied; and

(4) a statement as to whether or not, in the opinion of such Person, such definition, covenant, condition or other provision has been satisfied and/or that the action directed is authorized and permitted.

“Permitted Asset Secured Debt” means Asset Secured Debt permitted to be incurred by the Indenture in aggregate principal amount not to exceed $75.0 million.

“Permitted Credit Agreement Debt” means Debt outstanding under the Credit Agreement in aggregate principal amount not to exceed $800.0 million.

“Permitted Prior Asset Liens” means:

(1) Liens existing on the date hereof securing the Permitted Credit Agreement Debt or any replacement Liens thereof;

(2) Liens securing the Permitted Asset Secured Debt;

(3) Liens existing on the date of entry into any Asset Secured Debt Document, provided that such Liens have not been subordinated to the Liens securing the Asset Secured Debt governed by such Asset Secured Debt Document;

(4) Liens in respect of capital lease obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of the Company or any Pledgor; or

(5) Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the Liens created by the Asset Lien Security Documents in each case, as designated by the Company as a “Permitted Prior Asset Lien” pursuant to an Officers’ Certificate delivered to the Collateral Trustee. The Company will deliver to each Asset Secured Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to the foregoing sentence.

“Permitted Prior Stock Liens” means Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the Liens created by the Stock Lien Security Documents, as designated by the Company as a “Permitted Prior Stock Lien” pursuant to an Officers’ Certificate delivered to the Collateral Trustee. The Company will deliver to each Stock Secured Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to the foregoing sentence.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledgors” means the Company and any other Person (if any) that at any time provides collateral security for any Secured Obligations.

“Proceeds” means any and all cash, securities and other property realized from collection, sale, foreclosure or enforcement of the Liens upon (i) any Asset Collateral (including distributions of Asset Collateral in satisfaction of any Asset Secured Obligations) after payment of any applicable Permitted Prior Asset Liens or (ii) any Stock Collateral (including distributions of Stock Collateral in satisfaction of any Stock Secured Obligations) after payment of any applicable Permitted Prior Stock Liens.

“Required Junior Asset Secured Debtholders” means, at any time, the holders of more than 50% of the sum of:

(1) the aggregate outstanding principal amount of Junior Asset Secured Debt (including outstanding letters of credit whether or not then available or drawn); and

(2) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Junior Asset Secured Debt.

For purposes of this definition, (a) Junior Asset Secured Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding, and (b) votes will be determined in accordance with the provisions of Section 7.2. Any written direction or consent from the Required Junior Asset Secured Debtholders shall be accompanied by a certificate signed by an authorized officer of each Junior Asset Lien Representative certifying that such written direction or consent is being delivered to the Collateral Trustee by the requisite number of holders to constitute the Required Junior Asset Secured Debtholders, and the Collateral Trustee may rely conclusively on, and shall be fully protected in relying upon, such certificate in proceeding with any such written direction or consent.

“Required Junior Stock Secured Debtholders” means, at any time, the holders of more than 50% of the sum of:

(1) the aggregate outstanding principal amount of Junior Stock Secured Debt (including outstanding letters of credit whether or not then available or drawn); and

(2) other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Junior Stock Secured Debt.

For purposes of this definition, (a) Junior Stock Secured Debt registered in the name of, or beneficially owned by, the Company or any Affiliate of the Company will be deemed not to be outstanding, and (b) votes will be determined in accordance with the provisions of Section 7.2. Any written direction or consent from the Required Junior Stock Secured Debtholders shall be accompanied by a certificate signed by an authorized officer of each Junior Stock Lien Representative certifying that such written direction or consent is being delivered to the Collateral Trustee by the requisite number of holders to constitute the Required Junior Stock Secured Debtholders, and the Collateral Trustee may rely conclusively on, and shall be fully protected in relying upon, such certificate in proceeding with any such written direction or consent.

“Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, treaties, rules and regulations, orders, judgments, decrees and other determinations of, concessions, grants, franchises, licenses and other Contractual Obligations with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Debt” means Asset Secured Debt and Stock Secured Debt.

“Secured Debt Default” means any event or condition which, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable.

“Secured Debt Documents” means Asset Secured Debt Documents and Stock Secured Debt Documents.

“Secured Debt Representative” means each Asset Secured Debt Representative and each Stock Secured Debt Representative.

“Secured Obligations” means Asset Secured Obligations and Stock Secured Obligations.

“Secured Parties” means Asset Secured Parties and Stock Secured Parties.

“Security Documents” means the Asset Lien Security Documents and the Stock Lien Security Documents.

“Security Instrument” means any Capital Stock, voting trust certificate, bond, debenture, note or other evidence of indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Secured Obligations.

“Series of Asset Secured Debt” means, severally, each Series of First-Priority Asset Secured Debt and each Series of Junior Asset Secured Debt.

“Series of First-Priority Asset Secured Debt” means, severally, each issue or series of First-Priority Asset Secured Debt for which a single transfer register is maintained.

“Series of First-Priority Stock Secured Debt” means, severally, the 6-Year Notes, the 9-Year Notes and each other issue or series of First-Priority Stock Secured Debt for which a single transfer register is maintained.

“Series of Junior Asset Secured Debt” means, severally, each issue or series of Junior Asset Secured Debt for which a single transfer register is maintained.

“Series of Junior Stock Secured Debt” means, severally, each issue or series of Junior Stock Secured Debt for which a single transfer register is maintained.

“Series of Notes” means, severally, the 6-Year Notes, the 9-Year Notes and each other issue or series of notes issued pursuant to the Indenture for which a single transfer register is maintained.

“Series of Secured Debt” means, severally, each Series of Stock Secured Debt and each Series of Asset Secured Debt.

“Series of Stock Secured Debt” means, severally, each Series of First-Priority Stock Secured Debt and each Series of Junior Stock Secured Debt.

“Stock Collateral” means, in the case of each Series of Stock Secured Debt, the Capital Stock of the Company’s Domestic Hospital Subsidiaries, and shall exclude any such Capital Stock in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2; provided, that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any such Capital Stock, such Capital Stock will cease to be excluded from the Collateral if the Company or any other Pledgor thereafter acquires or reacquires that Capital Stock.

“Stock Lien Security Documents” means this Agreement, each Collateral Trust Joinder relating to Stock Secured Debt, and all security agreements, pledge agreements, collateral assignments, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any other Pledgor creating (or purporting to create) a Lien upon Stock Collateral in favor of the Collateral Trustee, for the benefit of the Stock Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Stock Secured Debt” means First-Priority Stock Secured Debt and Junior Stock Secured Debt.

“Stock Secured Debt Documents” means the First-Priority Stock Lien Documents and the Junior Stock Lien Documents.

“Stock Secured Debt Representative” means each First-Priority Stock Lien Representative and each Junior Stock Lien Representative.

“Stock Secured Obligations” means First-Priority Stock Secured Obligations and Junior Stock Secured Obligations.

“Stock Secured Parties” means the holders of Stock Secured Obligations, the Stock Secured Debt Representatives on behalf of the holders of Stock Secured Obligations, and the Collateral Trustee.

“Subsidiary” means, with respect to any Person,

(1) any corporation, limited liability company, association or other business entity of which more than 50% of the outstanding voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, managing members or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

“Supplemental Indentures” means the Ninth Supplemental Indenture and the Tenth Supplemental Indenture.

“Tenth Supplemental Indenture” means the Tenth Supplemental Indenture, dated as of the date hereof, among the Company, the Guarantors from time to time party thereto and the Trustee.

“Trustee” has the meaning set forth in the recitals.

“Trust Estates” has the meaning set forth in Section 2.4.

“UCC” means the Uniform Commercial Code as in effect in the State of New York or any other applicable jurisdiction.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

SECTION 1.2 Rules of Interpretation.

(a) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(b) Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.

(c) The use in this Agreement or any of the other Security Documents of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(d) References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” and “Schedules” will be to Exhibits and Schedules, respectively, to this Agreement unless otherwise specifically provided.

(e) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been made in accordance with the Indenture.

(f) Each of this Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

ARTICLE 2. THE TRUST ESTATES

SECTION 2.1 Declaration of First-Priority Stock Secured Trust.

To secure the payment of the First-Priority Stock Secured Obligations and in consideration of the mutual agreements set forth in this Agreement, each of the Pledgors hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all present and future holders of First-Priority Stock Secured Obligations, all of such Pledgor’s right, title and interest in, to and under all Stock Collateral granted to the Collateral Trustee under any Stock Lien Security Document for the benefit of the holders of First-Priority Stock Secured Obligations, together with all of the Collateral Trustee’s right, title and interest in, to and under the Stock Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash Proceeds thereof (collectively, the “First-Priority Stock Secured Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the First-Priority Stock Secured Trust Estate in trust for the benefit solely and exclusively of all present and future holders of First-Priority Stock Secured Obligations as security for the payment of all present and future First-Priority Stock Secured Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the First-Priority Stock Secured Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the First-Priority Stock Secured Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable and letters of credit that have been cash collateralized as provided in clause (3) of the definition of “Discharge of First-Priority Stock Secured Obligations”) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all First-Priority Stock Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the First-Priority Stock Lien Documents and that the Pledgors are not required by any First-Priority Stock Lien Document to grant any First-Priority Stock Lien upon any property, then the First-Priority Stock Secured Trust Estate will terminate, except that all provisions set forth in Sections 7.10, 7.11 and 7.21 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the First-Priority Stock Secured Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.2 Declaration of Junior Stock Secured Trust.

To secure the payment of the Junior Stock Secured Obligations, if any, and in consideration of the premises and the mutual agreements set forth herein, each of the Pledgors hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of any future holders of Junior Stock Secured Obligations, all of such Pledgor’s right, title and interest in, to and under all Stock Collateral granted to the Collateral Trustee under any Stock Lien Security Document for the benefit of the holders of Junior Stock Secured Obligations, together with all of the Collateral Trustee’s right, title and interest in, to and under the Stock Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash Proceeds thereof (collectively, the “Junior Stock Secured Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Junior Stock Secured Trust Estate in trust for the benefit solely and exclusively of any future holders of Junior Stock Secured Obligations as security for the payment of any future Junior Stock Secured Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Junior Stock Secured Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Junior Stock Secured Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable and letters of credit that have been cash collateralized as provided in clause (3) of the definition of “Discharge of Junior Stock Secured Obligations”) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Junior Stock Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Junior Stock Lien Documents and that the Pledgors are not required by any Junior Stock Lien Document to grant any Junior Stock Lien upon any property, then the Junior Stock Secured Trust Estate will terminate, except that all provisions set forth in Sections 7.10, 7.11 and 7.21 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Junior Stock Secured Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.3 Declaration of First-Priority Asset Secured Trust.

To secure the payment of the First-Priority Asset Secured Obligations, if any, and in consideration of the mutual agreements set forth in this Agreement, each of the Pledgors hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of any future holders of First-Priority Asset Secured Obligations, all of such Pledgor’s right, title and interest in, to and under all Asset Collateral granted to the Collateral Trustee under any Asset Lien Security Document for the benefit of the holders of First-Priority Asset Secured Obligations, together with all of the Collateral Trustee’s right, title and interest in, to and under the Asset Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash Proceeds thereof (collectively, the “First-Priority Asset Secured Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the First-Priority Asset Secured Trust Estate in trust for the benefit solely and exclusively of any future holders of First-Priority Asset Secured Obligations as security for the payment of any future First-Priority Asset Secured Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the First-Priority Asset Secured Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the First-Priority Asset Secured Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable and letters of credit that have been cash collateralized as provided in clause (3) of the definition of “Discharge of First-Priority Asset Secured Obligations”) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all First-Priority Asset Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the First-Priority Asset Lien Documents and that the Pledgors are not required by any First-Priority Asset Lien Document to grant any First-Priority Asset Lien upon any property, then the First-Priority Asset Secured Trust Estate will terminate, except that all provisions set forth in Sections 7.10, 7.11 and 7.21 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the First-Priority Asset Secured Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.4 Declaration of Junior Asset Secured Trust.

To secure the payment of the Junior Asset Secured Obligations, if any, and in consideration of the premises and the mutual agreements set forth herein, each of the Pledgors hereby grants to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of any future holders of Junior Asset Secured Obligations, all of such Pledgor’s right, title and interest in, to and under all Asset Collateral granted to the Collateral Trustee under any Asset Lien Security Document for the benefit of the holders of Junior Asset Secured Obligations, together with all of the Collateral Trustee’s right, title and interest in, to and under the Asset Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash Proceeds thereof (collectively, the “Junior Asset Secured Trust Estate,” and together with the First-Priority Stock Secured Trust Estate, the Junior Stock Secured Trust Estate and the First-Priority Asset Secured Trust Estate, the “Trust Estates”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Junior Asset Secured Trust Estate in trust for the benefit solely and exclusively of any future holders of Junior Asset Secured Obligations as security for the payment of any future Junior Asset Secured Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Junior Asset Secured Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no other property in trust as part of the Junior Asset Secured Trust Estate;

(3) no monetary obligation (other than indemnification and other contingent obligations not then due and payable and letters of credit that have been cash collateralized as provided in clause (3) of the definition of “Discharge of Junior Asset Secured Obligations”) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Junior Asset Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Junior Asset Lien Documents and that the Pledgors are not required by any Junior Asset Lien Document to grant any Junior Asset Lien upon any property, then the Junior Asset Secured Trust Estate will terminate, except that all provisions set forth in Sections 7.10, 7.11 and 7.21 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Junior Asset Secured Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.5 Priority of Liens. Notwithstanding (i) the date, manner or order of grant, attachment or perfection of any First-Priority Asset Lien, First-Priority Stock Lien, Junior Asset Lien or Junior Stock Lien, (ii) any provision of the UCC or any other applicable Requirement of Law, or (iii) anything else contained herein or in any other Security Document or any other circumstance whatsoever, it is the intent of the parties that:

(1) this Agreement and the other Security Documents create four separate and distinct Trust Estates and Liens: (1) the First-Priority Stock Secured Trust Estate and First-Priority Stock Lien securing the payment and performance of the First-Priority Stock Secured Obligations, (2) the Junior Stock Secured Trust Estate and Junior Stock Lien securing the payment and performance of the Junior Stock Secured Obligations, if any, (3) the First-Priority Asset Secured Trust Estate and First-Priority Asset Lien securing the payment and performance of the First-Priority Asset Secured Obligations, if any, and (4) the Junior Asset Secured Trust Estate and Junior Asset Lien securing the payment and performance of the Junior Asset Secured Obligations, if any;

(2) any Liens securing any First-Priority Stock Secured Obligations, whether now or hereafter existing and regardless of how acquired or created, shall be senior and prior to any Liens securing Junior Stock Secured Obligations on such Stock Collateral and shall remain so, whether or not such Lien securing First-Priority Stock Secured Obligations is junior or subordinate to any other Obligation or any other Lien securing any other Obligation;

(3) any Liens securing any First-Priority Asset Secured Obligations, whether now or hereafter existing and regardless of how acquired or created, shall be senior and prior to any Liens securing Junior Asset Secured Obligations on such Asset Collateral and shall remain so, whether or not such Lien securing First-Priority Asset Secured Obligations is junior or subordinate to any other Obligation or any other Lien securing any other Obligation;

(4) any Liens securing any Junior Stock Secured Obligations, whether now or hereafter existing and regardless of how acquired or created, whether by grant, statute, operation of law, subrogation or otherwise, are subject and subordinate to the Liens securing the First-Priority Stock Secured Obligations; and

(5) any Liens securing any Junior Asset Secured Obligations, whether now or hereafter existing and regardless of how acquired or created, whether by grant, statute, operation of law, subrogation or otherwise, are subject and subordinate to any Liens securing any First-Priority Asset Secured Obligations.

SECTION 2.6 Restrictions on Enforcement of Junior Stock Liens.

(a) Until the Discharge of First-Priority Stock Secured Obligations, the holders of First-Priority Stock Secured Obligations will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Trustee with respect to the Stock Lien Security Documents and the Stock Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Trustee to enforce, collect or realize on any Stock Collateral or exercise any other right or remedy with respect to the Stock Collateral and no Junior Stock Lien Representative or holder of Junior Stock Secured Obligations may authorize or direct the Collateral Trustee with respect to such matters. Notwithstanding the foregoing, the holders of Junior Stock Secured Obligations may direct the Collateral Trustee:

(1) without any condition or restriction whatsoever, at any time after the Discharge of First-Priority Stock Secured Obligations;

(2) as necessary to redeem any Stock Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject to the prior Discharge of First-Priority Stock Secured Obligations) any right to claim, take or receive Proceeds of Stock Collateral remaining after the Discharge of First-Priority Stock Secured Obligations in the event of foreclosure or other enforcement of any Permitted Prior Stock Lien;

(3) as necessary to perfect or establish the priority (subject to First-Priority Stock Liens) of the Junior Stock Liens upon any Stock Collateral, except that the holders of Junior Stock Secured Obligations may not require the Collateral Trustee to take any action to perfect any Stock Collateral through possession or control other than the Collateral Trustee taking any action for possession or control required by the holders of Junior Stock Liens and the Collateral Trustee agreeing pursuant to Section 7.4 that the Collateral Trustee as agent for the benefit of the holders of First-Priority Stock Secured Obligations agrees to act as agent for the benefit of the holders of Junior Stock Secured Obligations; or

(4) as necessary to create, prove, preserve or protect (but not enforce) the Junior Stock Liens upon any Stock Collateral.

(b) Until the Discharge of First-Priority Stock Secured Obligations, none of the holders of Junior Stock Secured Obligations, the Collateral Trustee on behalf of the holders of the Junior Stock Secured Obligations or any Junior Stock Lien Representative will:

(1) request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the holders of First-Priority Stock Secured Obligations in respect of the First-Priority Stock Liens or that would limit, invalidate, avoid or set aside any First-Priority Stock Lien or subordinate the First-Priority Stock Liens to the Junior Stock Liens or grant the Junior Stock Liens equal ranking to the First-Priority Stock Liens;

(2) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of First-Priority Stock Liens made by any holder of First-Priority Stock Secured Obligations or any First-Priority Stock Lien Representative in any Insolvency or Liquidation Proceeding;

(3) oppose or otherwise contest any lawful exercise by any holder of First-Priority Stock Secured Obligations or any First-Priority Stock Lien Representative of the right to credit bid First-Priority Stock Secured Debt at any sale in foreclosure of First-Priority Stock Liens;

(4) oppose or otherwise contest any other request for judicial relief made in any court by any holder of First-Priority Stock Secured Obligations or any First-Priority Stock Lien Representative relating to the lawful enforcement of any First-Priority Stock Lien; or

(5) challenge the validity, enforceability, perfection or priority of the First-Priority Stock Liens or this Agreement.

Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against the Company or any other Pledgor in accordance with applicable law; provided, that the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives may not take any of the actions prohibited by clauses (1) through (5) of this Section 2.6(b) or oppose or contest any order that they have agreed not to oppose or contest under Section 2.11.

(c) Without in any way limiting the generality of Section 2.5, at any time prior to the Discharge of First-Priority Stock Secured Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Pledgor or (2) the Collateral Trustee and each Junior Stock Lien Representative have received written notice from any First-Priority Stock Lien Representative at the direction of an Act of Required Stock Secured Debtholders stating that (A) any Series of First-Priority Stock Secured Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of First-Priority Stock Liens securing one or more Series of First-Priority Stock Secured Debt have become entitled under any First-Priority Stock Lien Documents to and desire to enforce any or all of the First-Priority Stock Liens by reason of a default under such First-Priority Stock Lien Documents, no payment of money (or the equivalent of money) shall be made from the Proceeds of Stock Collateral by the Company or any other Pledgor to any Junior Stock Lien Representative or any holder (or to the Collateral Trustee or any Junior Stock Lien Representative, in each case for the benefit of any holder) of Junior Stock Secured Obligations (including, without limitation, payments and prepayments made for application to Junior Stock Secured Obligations and all other payments and deposits made pursuant to any provision of any Junior Stock Lien Document).

(d) All Proceeds of Stock Collateral received by any Junior Stock Lien Representative or any holder (or by the Collateral Trustee or any Junior Stock Lien Representative, in each case for the benefit of any holder) of Junior Stock Secured Obligations in violation of Section 2.6(c) will be held by the Collateral Trustee, the applicable Junior Stock Lien Representative or the applicable holder of Junior Stock Secured Obligations for the account of the holders of First-Priority Stock Liens and remitted to any First-Priority Stock Lien Representative within three (3) days of receipt of such Proceeds. The Junior Stock Liens will remain attached to and enforceable against all Proceeds so held or remitted. All Proceeds of Stock Collateral received by the Collateral Trustee, holders of Junior Stock Secured Obligations and Junior Stock Lien Representatives not in violation of Section 2.6(c) will be received by the Collateral Trustee, holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives free from the First-Priority Stock Liens and all other Liens except the Junior Stock Liens.

SECTION 2.7 Restrictions on Enforcement of Junior Asset Liens.

(a) Until the Discharge of First-Priority Asset Secured Obligations, the holders of First-Priority Asset Secured Obligations will have, subject to the exceptions set forth below in clauses (1) through (4), the exclusive right to authorize and direct the Collateral Trustee with respect to the Asset Lien Security Documents and the Asset Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Trustee to enforce, collect or realize on any Asset Collateral or exercise any other right or remedy with respect to the Asset Collateral and no Junior Asset Lien Representative or holder of Junior Asset Secured Obligations may authorize or direct the Collateral Trustee with respect to such matters. Notwithstanding the foregoing, the holders of Junior Asset Secured Obligations may direct the Collateral Trustee:

(1) without any condition or restriction whatsoever, at any time after the Discharge of First-Priority Asset Secured Obligations;

(2) as necessary to redeem any Asset Collateral in a creditor’s redemption permitted by law or to deliver any notice or demand necessary to enforce (subject to the prior Discharge of First-Priority Asset Secured Obligations) any right to claim, take or receive Proceeds of Asset Collateral remaining after the Discharge of First-Priority Asset Secured Obligations in the event of foreclosure or other enforcement of any Permitted Prior Asset Lien;

(3) as necessary to perfect or establish the priority (subject to First-Priority Asset Liens) of the Junior Asset Liens upon any Asset Collateral, except that the holders of Junior Asset Secured Obligations may not require the Collateral Trustee to take any action to perfect any Asset Collateral through possession or control other than the Collateral Trustee taking any action for possession or control required by the holders of Junior Asset Liens and the Collateral Trustee agreeing pursuant to Section 7.4 that the Collateral Trustee as agent for the benefit of the holders of First-Priority Asset Secured Obligations agrees to act as agent for the benefit of the holders of Junior Asset Secured Obligations; or

(4) as necessary to create, prove, preserve or protect (but not enforce) the Junior Asset Liens upon any Asset Collateral.

(b) Until the Discharge of First-Priority Asset Secured Obligations, none of the holders of Junior Asset Secured Obligations, the Collateral Trustee on behalf of the holders of the Junior Asset Secured Obligations or any Junior Asset Lien Representative will:

(1) request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the holders of First-Priority Asset Secured Obligations in respect of the First-Priority Asset Liens or that would limit, invalidate, avoid or set aside any First-Priority Asset Lien or subordinate the First-Priority Asset Liens to the Junior Asset Liens or grant the Junior Asset Liens equal ranking to the First-Priority Asset Liens;

(2) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of First-Priority Asset Liens made by any holder of First-Priority Asset Secured Obligations or any First-Priority Asset Lien Representative in any Insolvency or Liquidation Proceeding;

(3) oppose or otherwise contest any lawful exercise by any holder of First-Priority Asset Secured Obligations or any First-Priority Asset Lien Representative of the right to credit bid First-Priority Asset Secured Debt at any sale in foreclosure of First-Priority Asset Liens;

(4) oppose or otherwise contest any other request for judicial relief made in any court by any holder of First-Priority Asset Secured Obligations or any First-Priority Asset Lien Representative relating to the lawful enforcement of any First-Priority Asset Lien; or

(5) challenge the validity, enforceability, perfection or priority of the First-Priority Asset Liens.

Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against the Company or any other Pledgor in accordance with applicable law; provided, that the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives may not take any of the actions prohibited by clauses (1) through (5) of this Section 2.7(b) or oppose or contest any order that they have agreed not to oppose or contest under Section 2.11.

(c) Without in any way limiting the generality of Section 2.5, at any time prior to the Discharge of First-Priority Asset Secured Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Pledgor or (2) the Collateral Trustee and each Junior Asset Lien Representative have received written notice from any First-Priority Asset Lien Representative at the direction of an Act of Required Asset Secured Debtholders stating that (A) any Series of First-Priority Asset Secured Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of First-Priority Asset Liens securing one or more Series of First-Priority Asset Secured Debt have become entitled under any First-Priority Asset Lien Documents to and desire to enforce any or all of the First-Priority Asset Liens by reason of a default under such First-Priority Asset Lien Documents, no payment of money (or the equivalent of money) shall be made from the Proceeds of Asset Collateral by the Company or any other Pledgor to any Junior Asset Lien Representative or any holder (or to the Collateral Trustee or any Junior Asset Lien Representative, in each case for the benefit of any holder) of Junior Asset Secured Obligations (including, without limitation, payments and prepayments made for application to Junior Asset Secured Obligations and all other payments and deposits made pursuant to any provision of any Junior Asset Lien Document).

(d) All Proceeds of Asset Collateral received by any Junior Asset Lien Representative or any holder (or by the Collateral Trustee or any Junior Asset Lien Representative, in each case for the benefit of any holder) of Junior Asset Secured Obligations in violation of Section 2.7(c) will be held by the Collateral Trustee, the applicable Junior Asset Lien Representative or the applicable holder of Junior Asset Secured Obligations for the account of the holders of First-Priority Asset Liens and remitted to any First-Priority Asset Lien Representative within three (3) days of receipt of such Proceeds. The Junior Asset Liens will remain attached to and enforceable against all Proceeds so held or remitted. All Proceeds of Asset Collateral received by the Collateral Trustee, holders of Junior Asset Secured Obligations and Junior Asset Lien Representatives not in violation of Section 2.7(c) will be received by the Collateral Trustee, holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives free from the First-Priority Asset Liens and all other Liens except the Junior Asset Liens.

SECTION 2.8 Waiver of Right of Marshalling.

(a) Prior to the Discharge of First-Priority Stock Secured Obligations, holders of Junior Stock Secured Obligations, each Junior Stock Lien Representative and the Collateral Trustee may not assert or enforce any right of marshalling accorded to a junior lienholder, as against the holders of First-Priority Stock Secured Obligations and the First-Priority Stock Lien Representatives (in their capacity as priority lienholders).

(b) Following the Discharge of First-Priority Stock Secured Obligations, the holders of Junior Stock Secured Obligations and any Junior Stock Lien Representative may assert their right under the UCC or otherwise to any Proceeds remaining following a sale or other disposition of Stock Collateral by, or on behalf of, the holders of First-Priority Stock Secured Obligations.

(c) Prior to the Discharge of First-Priority Asset Secured Obligations, holders of Junior Asset Secured Obligations, each Junior Asset Lien Representative and the Collateral Trustee may not assert or enforce any right of marshalling accorded to a junior lienholder, as against the holders of First-Priority Asset Secured Obligations and the First-Priority Asset Lien Representatives (in their capacity as priority lienholders).

(d) Following the Discharge of First-Priority Asset Secured Obligations, the holders of Junior Asset Secured Obligations and any Junior Asset Lien Representative may assert their right under the UCC or otherwise to any Proceeds remaining following a sale or other disposition of Asset Collateral by, or on behalf of, the holders of First-Priority Asset Secured Obligations.

SECTION 2.9 Discretion in Enforcement of First-Priority Liens.

(a) In exercising rights and remedies with respect to the Stock Collateral, the holders of First-Priority Stock Secured Obligations may deliver to the Collateral Trustee an Act of Required Stock Secured Debtholders so as to cause the Collateral Trustee to enforce (or refrain from enforcing) the provisions of this Agreement and exercise (or refrain from exercising) remedies hereunder or any such rights and remedies, all in such order and in such manner as may be permitted under this Agreement, including:

(1) the exercise or forbearance from exercise of all rights and remedies in respect of the Stock Collateral and/or the First-Priority Stock Secured Obligations;

(2) the enforcement or forbearance from enforcement of any First-Priority Stock Lien in respect of the Stock Collateral;

(3) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the First-Priority Stock Secured Trust Estate to the extent provided in the Stock Lien Security Documents;

(4) the acceptance of the Stock Collateral in full or partial satisfaction of the First-Priority Stock Secured Obligations; and

(5) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

(b) In exercising rights and remedies with respect to the Asset Collateral, the holders of First-Priority Asset Secured Obligations may deliver to the Collateral Trustee an Act of Required Asset Secured Debtholders so as to cause the Collateral Trustee to enforce (or refrain from enforcing) the provisions of this Agreement and exercise (or refrain from exercising) remedies hereunder or any such rights and remedies, all in such order and in such manner as may be permitted under this Agreement, including:

(1) the exercise or forbearance from exercise of all rights and remedies in respect of the Asset Collateral and/or the First-Priority Asset Secured Obligations;

(2) the enforcement or forbearance from enforcement of any First-Priority Asset Lien in respect of the Asset Collateral;

(3) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the First-Priority Asset Secured Trust Estate to the extent provided in the Asset Lien Security Documents;

(4) the acceptance of the Asset Collateral in full or partial satisfaction of the First-Priority Asset Secured Obligations; and

(5) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

SECTION 2.10 Discretion in Enforcement of First-Priority Obligations.

(a) The requisite percentage or number of holders of any Series of First-Priority Stock Secured Debt at the time outstanding as provided for in the applicable First-Priority Stock Lien Documents and the First-Priority Stock Lien Representatives on behalf of the holders of any Series of First-Priority Stock Secured Debt may, at any time and from time to time, without the consent of or notice to holders of Junior Stock Secured Obligations or the Junior Stock Lien Representatives, without incurring responsibility to holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives, do any one or more of the following:

(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the First-Priority Stock Secured Obligations in respect of such Series of First-Priority Stock Secured Debt, or otherwise amend or supplement in any manner such First-Priority Stock Secured Obligations, or any instrument evidencing such First-Priority Stock Secured Obligations or any agreement under which such First-Priority Stock Secured Obligations are outstanding;

(2) release any Person or entity liable in any manner for the collection of such First-Priority Stock Secured Obligations;

(3) release the First-Priority Stock Lien granted by the First-Priority Stock Lien Documents governing any such First-Priority Stock Secured Obligations on all Stock Collateral; and

(4) exercise or refrain from exercising any rights against any Pledgor.

(b) The requisite percentage or number of holders of any Series of First-Priority Asset Secured Debt at the time outstanding as provided for in the applicable First-Priority Asset Lien Documents and the First-Priority Asset Lien Representatives on behalf of the holders of any Series of First-Priority Asset Secured Debt may may, at any time and from time to time, without the consent of or notice to holders of Junior Asset Secured Obligations or the Junior Asset Lien Representatives, without incurring responsibility to holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives, do any one or more of the following:

(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the First-Priority Asset Secured Obligations in respect of such Series of First-Priority Asset Secured Debt, or otherwise amend or supplement in any manner such First-Priority Asset Secured Obligations, or any instrument evidencing such First-Priority Asset Secured Obligations or any agreement under which such First-Priority Asset Secured Obligations are outstanding;

(2) release any Person or entity liable in any manner for the collection of such First-Priority Asset Secured Obligations;

(3) release the First-Priority Asset Lien granted by the First-Priority Asset Lien Documents governing any such First-Priority Asset Secured Obligations on all Asset Collateral; and

(4) exercise or refrain from exercising any rights against any Pledgor.

SECTION 2.11 Insolvency or Liquidation Proceedings.

(a) If in any Insolvency or Liquidation Proceeding and prior to the Discharge of First-Priority Stock Secured Obligations, the holders of First-Priority Stock Secured Obligations by an Act of Required Stock Secured Debtholders consent to any order:

(1) for use of cash collateral;

(2) approving a debtor-in-possession financing secured by a Lien that is senior to or on a parity with all First-Priority Stock Liens upon any property of the estate in such Insolvency or Liquidation Proceeding;

(3) granting any relief on account of First-Priority Stock Secured Obligations as adequate protection (or its equivalent) for the benefit of the holders of First-Priority Stock Secured Obligations in the Stock Collateral subject to First-Priority Stock Liens; or

(4) relating to a sale of assets of the Company or any other Pledgor that provides, to the extent the Stock Collateral sold is to be free and clear of Liens, that all First-Priority Stock Liens and Junior Stock Liens will attach to the proceeds of the sale;

then, the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives, in their capacity as holders or representatives of secured claims, will not oppose or otherwise contest the entry of such order, so long as none of the holders of First-Priority Stock Secured Obligations or First-Priority Stock Lien Representatives in any respect opposes or otherwise contests any request made by any holder of Junior Stock Secured Obligations or Junior Stock Lien Representative for the grant to the Collateral Trustee, for the benefit of the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives, of a junior Lien upon any property on which a Lien is (or is to be) granted under such order to secure the First-Priority Stock Secured Obligations, co-extensive in all respects with, but subordinated (as set forth in Section 2.5) to, such Lien and all First-Priority Stock Liens on such property.

Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives may take any actions and exercise any and all rights that would otherwise be available to a holder of unsecured claims, including, without limitation, the commencement of Insolvency or Liquidation Proceedings against any Pledgors in accordance with applicable law; provided, however, that, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives may not take any of the actions prohibited under Section 2.6(b) or oppose or contest any order that they have agreed not to oppose or contest under clauses (1) through (4) of the preceding paragraph.

(b) The holders of Junior Stock Secured Obligations or any Junior Stock Lien Representative will not file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Stock Collateral under the Junior Stock Liens, except that:

(1) they may freely seek and obtain relief: (A) granting a junior Lien co-extensive in all respects with, but subordinated (as set forth in Section 2.5) to, all Liens granted in such Insolvency or Liquidation Proceeding to, or for the benefit of, the holders of First-Priority Stock Secured Obligations; or (B) in connection with the confirmation of any plan of reorganization or similar dispositive restructuring plan; and

(2) they may freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of First-Priority Stock Secured Obligations.

(c) If in any Insolvency or Liquidation Proceeding and prior to the Discharge of First-Priority Asset Secured Obligations, the holders of First-Priority Asset Secured Obligations by an Act of Required Asset Secured Debtholders consent to any order:

(1) for use of cash collateral;

(2) approving a debtor-in-possession financing secured by a Lien that is senior to or on a parity with all First-Priority Asset Liens upon any property of the estate in such Insolvency or Liquidation Proceeding;

(3) granting any relief on account of First-Priority Asset Secured Obligations as adequate protection (or its equivalent) for the benefit of the holders of First-Priority Asset Secured Obligations in the Asset Collateral subject to First-Priority Asset Liens; or

(4) relating to a sale of assets of the Company or any other Pledgor that provides, to the extent the Asset Collateral sold is to be free and clear of Liens, that all First-Priority Asset Liens and Junior Asset Liens will attach to the proceeds of the sale;

then, the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives, in their capacity as holders or representatives of secured claims, will not oppose or otherwise contest the entry of such order, so long as none of the holders of First-Priority Asset Secured Obligations or First-Priority Asset Lien Representatives in any respect opposes or otherwise contests any request made by any holder of Junior Asset Secured Obligations or Junior Asset Lien Representative for the grant to the Collateral Trustee, for the benefit of the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives, of a junior Lien upon any property on which a Lien is (or is to be) granted under such order to secure the First-Priority Asset Secured Obligations, co-extensive in all respects with, but subordinated (as set forth in Section 2.5) to, such Lien and all First-Priority Asset Liens on such property.

Notwithstanding the foregoing, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives may take any actions and exercise any and all rights that would otherwise be available to a holder of unsecured claims, including, without limitation, the commencement of Insolvency or Liquidation Proceedings against any Pledgors in accordance with applicable law; provided, however, that, both before and during an Insolvency or Liquidation Proceeding, the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives may not take any of the actions prohibited under Section 2.7(b) or oppose or contest any order that they have agreed not to oppose or contest under clauses (1) through (4) of the preceding paragraph.

(d) The holders of Junior Asset Secured Obligations or any Junior Asset Lien Representative will not file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Asset Collateral under the Junior Asset Liens, except that:

(1) they may freely seek and obtain relief: (A) granting a junior Lien co-extensive in all respects with, but subordinated (as set forth in Section 2.5) to, all

Liens granted in such Insolvency or Liquidation Proceeding to, or for the benefit of, the holders of First-Priority Asset Secured Obligations; or (B) in connection with the confirmation of any plan of reorganization or similar dispositive restructuring plan; and

(2) they may freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of First-Priority Asset Secured Obligations.

SECTION 2.12 Collateral Shared Equally and Ratably within Class. The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured Equally and Ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties belonging to such Class. It is understood and agreed that nothing in this Section 2.12 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.5.

ARTICLE 3. OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

SECTION 3.1 Undertaking of the Collateral Trustee.

(a) Subject to, and in accordance with, this Agreement, including without limitation Section 5.3, the Collateral Trustee will, as trustee, for the benefit solely and exclusively of the present and future Secured Parties:

(1) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2) take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3) deliver and receive notices pursuant to the Security Documents, as directed in writing by the relevant Secured Debt Representatives;

(4) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5) remit as provided in Section 3.4 all cash Proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6) execute and deliver amendments to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officers’ Certificate to the effect that the amendment was permitted under Section 7.1; and

(7) release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 4.1(c).

(b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against (i) any of the Stock Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Stock Secured Obligations) unless and until it shall have been directed by written notice of an Act of Required Stock Secured Debtholders and then only in accordance with the provisions of this Agreement or (ii) any of the Asset Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Asset Secured Obligations) unless and until it shall have been directed by written notice of an Act of Required Asset Secured Debtholders and then only in accordance with the provisions of this Agreement.

(d) Notwithstanding anything to the contrary contained in this Agreement, no Secured Debt Representative may serve as Collateral Trustee, provided that the Trustee may serve as Collateral Trustee if the Trustee is the Secured Debt Representative for each Series of Secured Debt that is then outstanding.

SECTION 3.2 Subordination of Liens. The Collateral Trustee will not subordinate any Lien of the Collateral Trustee on any Collateral or consent to the subordination of any Lien of the Collateral Trustee on any Collateral, except:

(a) as directed by (i) in the case of Liens on Stock Collateral, an Act of Required Stock Secured Debtholders or (ii) in the case of Liens on Asset Collateral, an Act of Required Asset Secured Debtholders, accompanied, in each case, by an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Secured Debt Document;

(b) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

(c) for the subordination of (i) the Junior Stock Secured Trust Estate and the Junior Stock Liens to the First-Priority Stock Secured Trust Estate and the First-Priority Stock Liens or (ii) the Junior Asset Secured Trust Estate and the Junior Asset Liens to the First-Priority Asset Secured Trust Estate and the First-Priority Asset Liens.

SECTION 3.3 Enforcement of Liens.

(a) If the Collateral Trustee at any time receives written notice that any event has occurred that constitutes a default under any Stock Secured Debt Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens on the Stock Collateral hereunder, the Collateral Trustee will promptly deliver written notice thereof to each Stock Secured Debt Representative. Thereafter, the Collateral Trustee may await direction by an Act of Required Stock Secured Debtholders and will act, or decline to act, as directed by an Act of Required Stock Secured Debtholders, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Stock Collateral or under the Stock Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Stock Secured Debtholders. Unless it has been directed to the contrary by an Act of Required Stock Secured Debtholders, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Stock Secured Debt Document as it may deem advisable and in the best interest of the holders of Stock Secured Obligations.

(b) If the Collateral Trustee at any time receives written notice that any event has occurred that constitutes a default under any Asset Secured Debt Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens on the Asset Collateral hereunder, the Collateral Trustee will promptly deliver written notice thereof to each Asset Secured Debt Representative. Thereafter, the Collateral Trustee may await direction by an Act of Required Asset Secured Debtholders and will act, or decline to act, as directed by an Act of Required Asset Secured Debtholders, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Asset Collateral or under the Asset Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Asset Secured Debtholders. Unless it has been directed to the contrary by an Act of Required Asset Secured Debtholders, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Asset Secured Debt Document as it may deem advisable and in the best interest of the holders of Asset Secured Obligations.

SECTION 3.4 Application of Proceeds.

(a) The Collateral Trustee will apply the Proceeds of any collection, sale, foreclosure or other realization upon any Stock Collateral in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s reasonable and documented fees, legal fees, costs and expenses or other liabilities of any kind reasonably incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Stock Lien Security Document;

SECOND, to the respective First-Priority Stock Lien Representatives for application to the payment of all outstanding First-Priority Stock Secured Debt and any other First-Priority Stock Secured Obligations that are then due and payable in such order as may be provided in the First-Priority Stock Lien Documents in an amount sufficient to pay in full in cash all outstanding First-Priority Stock Secured Debt and all other First-Priority Stock Secured Obligations that are then due and payable (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the First-Priority Stock Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First-Priority Stock Lien Document) of all outstanding letters of credit, if any, constituting First-Priority Stock Secured Debt);

THIRD, to the respective Junior Stock Lien Representatives for application to the payment of all outstanding Junior Stock Secured Debt and any other Junior Stock Secured Obligations that are then due and payable in such order as may be provided in the Junior Stock Lien Documents in an amount sufficient to pay in full in cash all outstanding Junior Stock Secured Debt and all other Junior Stock Secured Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Junior Stock Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Junior Stock Lien Document) of all outstanding letters of credit, if any, constituting Junior Stock Secured Debt); and

FOURTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Company or the applicable Pledgor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(b) If any Junior Stock Lien Representative or any holder of a Junior Stock Secured Obligation collects or receives any Proceeds of such foreclosure, collection or other enforcement prior to written notice that all First-Priority Stock Secured Obligations have been paid in full in accordance with Section 3.4(a) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Junior Stock Lien Representative or such holder of a Junior Stock Secured Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of such First-Priority Stock Secured Obligations, to be applied in accordance with Section 3.4(a). Until so delivered, such Proceeds will be segregated and held by that Junior Stock Lien Representative or that holder of a Junior Stock Secured Obligation, as the case may be, in trust for the benefit of the holders of the First-Priority Stock Secured Obligations.

(c) The Collateral Trustee will apply the Proceeds of any collection, sale, foreclosure or other realization upon any Asset Collateral and the Proceeds of any title insurance policy required under any First-Priority Asset Lien Document or Junior Asset Lien Document in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s reasonable and documented fees, legal fees, costs and expenses or other liabilities of any kind reasonably incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Asset Lien Security Document;

SECOND, to the respective First-Priority Asset Lien Representatives for application to the payment of all outstanding First-Priority Asset Secured Debt and any other First-Priority Asset Secured Obligations that are then due and payable in such order as may be provided in the First-Priority Asset Lien Documents in an amount sufficient to pay in full in cash all outstanding First-Priority Asset Secured Debt and all other First-Priority Asset Secured Obligations that are then due and payable (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the First-Priority Asset Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First-Priority Asset Lien Document) of all outstanding letters of credit, if any, constituting First-Priority Asset Secured Debt);

THIRD, to the respective Junior Asset Lien Representatives for application to the payment of all outstanding Junior Asset Secured Debt and any other Junior Asset Secured Obligations that are then due and payable in such order as may be provided in the Junior Asset Lien Documents in an amount sufficient to pay in full in cash all outstanding Junior Asset Secured Debt and all other Junior Asset Secured Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Junior Asset Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Junior Asset Lien Document) of all outstanding letters of credit, if any, constituting Junior Asset Secured Debt); and

FOURTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Company or the applicable Pledgor, as the case may be, its successors or assigns, or as a court of competent jurisdiction may direct.

(d) If any Junior Asset Lien Representative or any holder of a Junior Asset Secured Obligation collects or receives any Proceeds of such foreclosure, collection or other enforcement prior to written notice that all First-Priority Asset Secured Obligations have been paid in full in accordance with Section 3.4(c) above, whether after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Junior Asset Lien Representative or such holder of a Junior Asset Secured Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of such First-Priority Asset Secured Obligations, to be applied in accordance with Section 3.4(c). Until so delivered, such Proceeds will be segregated and held by that Junior Asset Lien Representative or that holder of a Junior Asset Secured Obligation, as the case may be, in trust for the benefit of the holders of the First-Priority Asset Secured Obligations.

(e) This section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Trustee as holder of Liens on the Collateral. The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Trust Joinder including a lien sharing and priority confirmation as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.

(f) In connection with the application of Proceeds pursuant to Sections 3.4(a) and (c), except as otherwise directed by an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders, as the case may be, the Collateral Trustee may sell any non-cash Proceeds for cash prior to the application of the Proceeds thereof.

SECTION 3.5 Powers of the Collateral Trustee.

(a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interests, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or as requested in any lawful directions given to it from time to time in respect of any matter by (i) an Act of Required Stock Secured Debtholders, if such matter relates to Stock Collateral or (ii) an Act of Required Asset Secured Debtholders, if such matter relates to Asset Collateral.

(b) No Secured Debt Representative or holder of Secured Obligations will have any liability whatsoever for any act or omission of the Collateral Trustee.

SECTION 3.6 Documents and Communications.

(a) The Collateral Trustee will permit each Stock Secured Debt Representative and each holder of Stock Secured Obligations through its Stock Secured Debt Representative upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, at such reasonable times during normal business hours and only as often as may be reasonably desired, any and all Stock Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

(b) The Collateral Trustee will permit each Asset Secured Debt Representative and each holder of Asset Secured Obligations through its Asset Secured Debt Representative upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, at such reasonable times during normal business hours and only as often as may be reasonably desired, any and all Asset Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

SECTION 3.7 For Sole and Exclusive Benefit of Holders of Secured Obligations. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all Proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8 Additional Secured Debt.

(a) The Collateral Trustee will, as trustee hereunder, perform its undertakings set forth in Section 3.1(a) with respect to each holder of Secured Obligations of a Series of Secured Debt that is issued or incurred after the date hereof that:

(1) holds Secured Obligations that are identified as First-Priority Stock Secured Debt, Junior Stock Secured Debt, First-Priority Asset Secured Debt or Junior Asset Secured Debt in accordance with the procedures set forth in Section 3.8(b); and

(2) signs, through its designated Secured Debt Representative identified pursuant to Section 3.8(b), a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

(b) The Company will be permitted to designate as an additional holder of Secured Obligations hereunder each Person who is, or who becomes, the registered holder of First-Priority Stock Secured Debt, Junior Stock Secured Debt, First-Priority Asset Secured Debt or Junior Asset Secured Debt incurred by the Company or any other Pledgor after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. The Company may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation:

(1) stating that the Company or such other Pledgor intends to incur additional Secured Debt (“Additional Secured Debt”) which will either be (i) First-Priority Stock Secured Debt permitted by each applicable Stock Secured Debt Document to be secured by a First-Priority Stock Lien Equally and Ratably with all previously existing and future First-Priority Stock Secured Debt, (ii) Junior Stock Secured Debt permitted by each applicable Stock Secured Debt Document to be secured with a Junior Stock Lien Equally and Ratably with all previously existing and future Junior Stock Secured Debt, (iii) First-Priority Asset Secured Debt permitted by each applicable Asset Secured Debt Document to be secured by a First-Priority Asset Lien Equally and Ratably with all previously existing and future First-Priority Asset Secured Debt or (iv) Junior Asset Secured Debt permitted by each applicable Asset Secured Debt Document to be secured with a Junior Asset Lien Equally and Ratably with all previously existing and future Junior Asset Secured Debt;

(2) specifying the name and address of the Secured Debt Representative for such series of Additional Secured Debt for purposes of Section 7.7; and

(3) stating the Company has caused a copy of the Additional Secured Debt Designation to be delivered to (i) each then existing Stock Secured Debt Representative, if the Additional Secured Debt is Stock Secured Debt or (ii) each then existing Asset Secured Debt Representative, if the Additional Secured Debt is Asset Secured Debt.

Although the Company shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Stock Secured Debt Representative, if the Additional Secured Debt is Stock Secured Debt, or each then existing Asset Secured Debt Representative, if the Additional Secured Debt is Asset Secured Debt, the failure to so deliver a copy of the Additional Secured Debt Designation and/or Collateral Trust Joinder to any then existing Stock Secured Debt Representative or to any then existing Asset Secured Debt Representative, as the case may be, shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 3.8 are complied with. Each of the Collateral Trustee and the other then existing Stock Secured Debt Representatives or the other then existing Asset Secured Debt Representatives, as the case may be, shall have the right to request that the Company use commercially reasonable efforts to provide a copy of any legal opinion of counsel provided to the holders of Additional Secured Debt or their Secured Debt Representative as to the Additional Secured Debt being secured by a valid and perfected security interest; provided, however, that such legal opinion or opinions need not address any collateral of a type or located in a jurisdiction not previously covered by any legal opinion delivered by or on behalf of the Company. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Pledgor to incur additional Debt unless otherwise permitted by the terms of all applicable Secured Debt Documents.

ARTICLE 4. OBLIGATIONS ENFORCEABLE BY THE COMPANY AND THE OTHER PLEDGORS

SECTION 4.1 Release of Liens on Collateral.

(a) The Collateral Trustee’s Liens upon the Stock Collateral will be released:

(1) in whole, upon (A) payment in full and discharge of all outstanding Stock Secured Debt and all other Stock Secured Obligations that are outstanding, due and payable at the time all of the Stock Secured Debt is paid in full and discharged and (B) termination or expiration of all commitments to extend credit under all Stock Secured Debt Documents and the cancellation or termination or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Stock Secured Debt Documents) of all outstanding letters of credit, if any, issued pursuant to any Stock Secured Debt Documents;

(2) as to any Stock Collateral that is sold, transferred or otherwise disposed of by the Company or any other Pledgor (including by way of merger or consolidation) to a Person that is not (either before or after such sale, transfer or disposition) the Company or a Guarantor in a transaction or other circumstance that does not violate Section 4.6 of each of the Supplemental Indentures and is not prohibited by any of the other Stock Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, that the Collateral Trustee’s Liens upon the Stock Collateral will not be released if the sale or disposition is subject to Section 801 of the Base Indenture or Section 9.4 of each of the Supplemental Indentures;

(3) as to any Stock Collateral constituting pledged Capital Stock of a Subsidiary of the Company, upon liquidation and dissolution of that Subsidiary in a transaction that is not prohibited by any of the Stock Secured Debt Documents;

(4) as to any Stock Collateral owned by a Guarantor, upon the release of that Guarantor from its Guarantee in accordance with the terms of the Stock Secured Debt Documents;

(5) as to a release of any or all of the Stock Collateral, if (A) consent to release of that Stock Collateral has been given by the requisite percentage or number of holders of each Series of Stock Secured Debt at the time outstanding as provided for in the applicable Stock Secured Debt Documents and (B) the Company has delivered an Officers’ Certificate to the Collateral Trustee certifying that any such necessary consents have been obtained; and

(6) as otherwise permitted by the Indenture and each other Stock Secured Debt Document.

(b) The Collateral Trustee’s Liens upon the Asset Collateral will be released:

(1) in whole, upon (A) payment in full and discharge of all outstanding Asset Secured Debt and all other Asset Secured Obligations that are outstanding, due and payable at the time all of the Asset Secured Debt is paid in full and discharged and (B) termination or expiration of all commitments to extend credit under all Asset Secured Debt Documents and the cancellation or termination or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Asset Secured Debt Documents) of all outstanding letters of credit issued pursuant to any Asset Secured Debt Documents;

(2) as to any Asset Collateral that is sold, transferred or otherwise disposed of by the Company or any other Pledgor (including by way of merger or consolidation) to a Person that is not (either before or after such sale, transfer or disposition) the Company or a Guarantor in a transaction or other circumstance that does not violate Section 4.6 of each of the Supplemental Indentures and is not prohibited by any of the other Asset Secured Debt Documents, at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of; provided, that the Collateral Trustee’s Liens upon the Asset Collateral will not be released if the sale or disposition is subject to Section 801 of the Base Indenture or Section 9.4 of each of the Supplemental Indentures;

(3) as to any Asset Collateral constituting pledged Capital Stock of a Subsidiary of the Company, upon liquidation and dissolution of that Subsidiary in a transaction that is not prohibited by any of the Asset Secured Debt Documents;

(4) as to any Asset Collateral owned by a Guarantor, upon the release of that Guarantor from its Guarantee in accordance with the terms of the Asset Secured Debt Documents;

(5) as to a release of less than all or substantially all of the Asset Collateral, if consent to the release of all First-Priority Asset Liens on such Asset Collateral has been given by an Act of Required Asset Secured Debtholders, in which case both the Collateral Trustee’s First-Priority Asset Lien and its Junior Asset Lien on such Asset Collateral will be released;

(6) as to a release of all or substantially all of the Asset Collateral, if (A) consent to release of that Asset Collateral has been given by the requisite percentage or number of holders of each Series of Asset Secured Debt at the time outstanding as provided for in the applicable Asset Secured Debt Documents and (B) the Company has delivered an Officers’ Certificate to the Collateral Trustee certifying that any such necessary consents have been obtained; and

(7) as otherwise permitted by the Indenture and each other Asset Secured Debt Document.

(c) The Collateral Trustee agrees for the benefit of the Company and the other Pledgors that if the Collateral Trustee at any time receives:

(1) an Officers’ Certificate stating that (A) each signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the applicable Collateral have been complied with, (C) in the opinion of such officer, such conditions precedent, if any, have been complied with and, if applicable, (D) in the opinion of such officer, each proposed instrument releasing such Lien as to such property is in recordable form;

(2) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable (as certified in the Officers’ Certificate contemplated in clause (1) above); and

(3) (i) in the case of any release pursuant to Section 4.1(a), prior to the Discharge of First-Priority Stock Secured Obligations, the written confirmation of each First-Priority Stock Lien Representative (or, at any time after the Discharge of First-Priority Stock Secured Obligations, each Junior Stock Lien Representative) (such confirmation to be given following receipt of, and based solely on, the Officers’ Certificate described in clause (1) above) that, in its view, such release is permitted by Section 4.1(a) and the respective Stock Secured Debt Documents governing the Stock

Secured Obligations the holders of which such Stock Secured Debt Representative represents, or (ii) in the case of any release pursuant to Section 4.1(b), prior to the Discharge of First-Priority Asset Secured Obligations, the written confirmation of each First-Priority Asset Lien Representative (or, at any time after the Discharge of First-Priority Asset Secured Obligations, each Junior Asset Lien Representative) (such confirmation to be given following receipt of, and based solely on, the Officers’ Certificate described in clause (1) above) that, in its view, such release is permitted by Section 4.1(b) and the respective Asset Secured Debt Documents governing the Asset Secured Obligations the holders of which such Asset Secured Debt Representative represents;

then the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Company or other applicable Pledgor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(c) by the Collateral Trustee.

(d) The Collateral Trustee hereby agrees that:

(1) in the case of any release pursuant to clause (2) of Section 4.1(a) or Section 4.1(b), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Company or other applicable Pledgor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2) at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Junior Asset Secured Debt has occurred and is continuing and the Collateral Trustee has received notice of such Secured Debt Default, promptly upon but in any event not more than three (3) Business Days after the receipt by it of any Act of Required Asset Secured Debtholders pursuant to Section 4.1(b)(5), the Collateral Trustee will deliver a copy of any such Act of Required Asset Secured Debtholders to each Asset Secured Debt Representative.

(e) Each Secured Debt Representative hereby agrees that:

(1) as soon as reasonably practicable after receipt of an Officers’ Certificate from the Company pursuant to Section 4.1(c)(1) it will, to the extent required by such Section, either provide (A) the written confirmation required by Section 4.1(c)(3), (B) a written statement that such release is not permitted by Section 4.1(a) or Section 4.1(b), as applicable, or (C) a request for further information from the Company reasonably necessary to determine whether the proposed release is permitted by Section 4.1(a) or Section 4.1(b), as applicable, and after receipt of such information such Secured Debt Representative will as soon as reasonably practicable either provide the written confirmation or statement required pursuant to clause (A) or (B), as applicable; and

(2) promptly upon but in any event not more than three (3) Business Days after the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.1(d)(2), such Secured Debt Representative will deliver a copy of such notice to each registered holder of the Series of Secured Debt for which it acts as Secured Debt Representative.

SECTION 4.2 Delivery of Copies to Secured Debt Representatives. The Company will deliver to (i) each Stock Secured Debt Representative, in the case of any release pursuant to Section 4.1(a) or (ii) each Asset Secured Debt Representative, in the case of a release pursuant to Section 4.1(b), a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(c), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Secured Debt Representatives receiving such copies will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(e).

SECTION 4.3 Collateral Trustee not Required to Serve, File or Record. The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Company or any other Pledgor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of such Company or Pledgor to comply with the requirements of such UCC provision; provided, further, that the Collateral Trustee must first confirm with the applicable Secured Debt Representatives that the requirements of such UCC provisions have been satisfied.

SECTION 4.4 Release of Liens in Respect of Notes. The Collateral Trustee’s First-Priority Stock Lien and, if applicable, First-Priority Asset Lien will no longer secure any Series of Notes outstanding under the Indenture or any other Obligations in respect of such Series of Notes under the Indenture, and the right of the holders of such Series of Notes and such Obligations to the benefits and Proceeds of the Collateral Trustee’s First-Priority Stock Lien on the Stock Collateral and First-Priority Asset Lien, if any, on the Asset Collateral will terminate and be discharged:

(1) upon satisfaction and discharge of the Indenture as set forth under Article Four of the Base Indenture;

(2) upon a Defeasance or Covenant Defeasance (each as defined under the Supplemental Indentures) of such Series of Notes as set forth under Article Six of the applicable Supplemental Indenture;

(3) upon payment in full and discharge of all of such Series of Notes outstanding under the Indenture and all Obligations in respect of such Series of Notes that are outstanding, due and payable under the Indenture at the time such Series of Notes are paid in full and discharged; or

(4) in whole or in part, with the consent of the holders of the requisite percentage of the Notes then outstanding in respect of such Series of Notes in accordance with Article Nine of the Base Indenture, as supplemented by Article Seven of the applicable Supplemental Indenture.

ARTICLE 5. IMMUNITIES OF THE COLLATERAL TRUSTEE

SECTION 5.1 No Implied Duty. The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents.

SECTION 5.2 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3 Other Agreements. The Collateral Trustee has accepted and is bound by the Security Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders, as the case may be, the Collateral Trustee shall execute additional Stock Lien Security Documents or Asset Lien Security Documents, respectively, delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee; provided, further, that the Collateral Trustee may execute additional Security Documents without the direction of an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders if it is executing such additional Security Documents in its capacity other than as Collateral Trustee. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents). Each Security Document must contain an express statement that it is subject to this Agreement.

SECTION 5.4 Solicitation of Instructions.

(a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders, as the case may be, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b) No written direction given to the Collateral Trustee by an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

SECTION 5.5 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction.

SECTION 5.6 Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7 Entitled to Rely. The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company or any other Pledgor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the holders of Secured Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8 Secured Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders, as the case may be.

SECTION 5.9 Actions by Collateral Trustee.

(a) As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders, as the case may be, and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the holders of the applicable Secured Obligations.

(b) The Collateral Trustee shall not be obligated to execute any document whatsoever if in the sole judgment of the Collateral Trustee such document imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement or any other Security Document unless the Collateral Trustee elects, at its sole option, to execute such document. Notwithstanding anything to the contrary contained herein, in no event shall the Collateral Trustee be subject to any document that it has not executed.

SECTION 5.10 Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

In no event shall the Collateral Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Collateral Trustee agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail (in .pdf format), facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Collateral Trustee in a timely manner, and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. If the party elects to give the Collateral Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Collateral Trustee in its discretion elects to act upon such instructions, the Collateral Trustee’s understanding of such instructions shall be deemed controlling. The Collateral Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Trustee, including without limitation the risk of the Collateral Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

In acting under and by virtue of this Agreement and any Security Document to which the Trustee is subject, the Trustee shall have all of the rights granted to it under the Indenture, all of which are incorporated by reference herein and therein, mutatis mutandis. Furthermore, in acting under this Agreement or any Security Document, all of the rights, protections and immunities granted to the Trustee under the Indenture shall inure to the benefit of the Collateral Trustee hereunder and thereunder.

SECTION 5.12 Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a) Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) The Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Pledgor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The preparation, filing and recordation of any and all financing statements and continuation statements necessary to perfect any Liens on any

Collateral shall be the sole responsibility of the Pledgors, and the Collateral Trustee shall be under no obligation whatsoever to effect such filings. The Collateral Trustee hereby disclaims any representation or warranty to the present and future holders of the Secured Obligations concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral.

SECTION 5.13 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(1) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(2) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3) the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than the obligations and duties of the Collateral Trustee.

SECTION 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required or elects to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, at any time, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

ARTICLE 6. RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

SECTION 6.1 Resignation or Removal of Collateral Trustee. The Collateral Trustee may (1) resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Company (except as otherwise permitted under Section 5.14) and (2) be removed at any time, with or without cause, by an Act of Required Debtholders.

SECTION 6.2 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Debtholders subject to the consent of the Company. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Company), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(1) authorized to exercise corporate trust powers;

(2) having a combined capital and surplus of at least $250,000,000; and

(3) maintaining an office in New York, New York.

If the Collateral Trustee notifies the Company and each Secured Debt Representative that no qualifying successor Collateral Trustee has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Collateral Trustee shall be discharged from its duties and obligations hereunder and under any other Secured Debt Document (except that in the case of any physical Collateral held by the Collateral Trustee, the retiring Collateral Trustee shall continue to hold such Collateral as nominee on behalf of the holders of the Secured Obligations until such time as a successor Collateral Trustee is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Collateral Trustee shall instead be made by or to each applicable Secured Debt Representative directly, until such time as an Act of Required Debtholders (subject to the consent of the Company) appoints a successor Collateral Trustee.

SECTION 6.3 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(1) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(2) the predecessor Collateral Trustee will (at the expense of the Company) promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estates.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.10 and 7.11.

SECTION 6.4 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (3) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Company and each Secured Debt Representative thereof in writing, it being understood that failure to so notify the Company and each Secured Debt Representative shall not disrupt the succession of such Person as the successor Collateral Trustee if the other requirements in this Section 6.4 are complied with.

ARTICLE 7. MISCELLANEOUS PROVISIONS

SECTION 7.1 Amendment.

(a) Subject to Section 7.1(c), no amendment or supplement to the provisions of (1) any Stock Lien Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Stock Secured Debtholders or (2) any Asset Lien Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Asset Secured Debtholders, except that:

(1) any amendment or supplement that has the effect solely of (i) adding or maintaining Collateral, securing additional Secured Debt that was otherwise permitted by the terms of the Secured Debt Documents to be secured by the Collateral or preserving, perfecting or establishing the priority of the Liens thereon or the rights of the Collateral Trustee therein; (ii) curing any ambiguity, defect or inconsistency; (iii) providing for the assumption of the Company’s or another Pledgor’s obligations under any Security Document in the case of a merger or consolidation or sale of all or substantially all of such Pledgor’s assets, as applicable; (iv) releasing a Pledgor from a Security Document and the termination of such Security Document, all in accordance with the provisions of the credit agreement, indenture or other agreement governing such release and termination; or (v) making any change that would provide any additional rights or benefits to the Secured Parties or the Collateral Trustee or that does not adversely affect the legal rights under the Indenture or any other Secured Debt Document of any holder of Notes, any other Secured Party or the Collateral Trustee, will, in each case, become effective when executed and delivered by the Company or any other applicable Pledgor party thereto and the Collateral Trustee;

(2) no amendment or supplement that reduces, impairs or adversely affects the right of any holder of Secured Obligations:

(A) to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Stock Secured Debtholders or an Act of Required Asset Secured Debtholders (or amends the provisions of this clause (2), the definition of “Act of Required Stock Secured Debtholders” or the definition of “Act of Required Asset Secured Debtholders”),

(B) to share in the order of application described in Section 3.4 in the Proceeds of enforcement of or realization on any Stock Collateral or any Asset Collateral, as the case may be, that has not been released in accordance with the provisions described in Section 4.1 or

(C) to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1,

will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected under the applicable Secured Debt Documents; and

(3) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative or adversely affects the rights of the Collateral Trustee or any Secured Debt Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Trustee or such Secured Debt Representative, respectively.

(b) Notwithstanding Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3):

(1) any Stock Lien Security Document that secures Junior Stock Secured Obligations (but not First-Priority Stock Secured Obligations) may be amended or supplemented with the approval of the Collateral Trustee acting as directed in writing by the Required Junior Stock Secured Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement or the other First-Priority Stock Lien Documents;

(2) any amendment or waiver of, or any consent under, any provision of this Agreement or any other Stock Lien Security Document that secures First-Priority Stock Secured Obligations will apply automatically to any comparable provision of any comparable Junior Stock Lien Document without the consent of or notice to any holder of Junior Stock Secured Obligations and without any action by the Company or any other Pledgor or any holder of Junior Stock Secured Obligations;

(3) any mortgage or other Asset Lien Security Document that secures Junior Asset Secured Obligations (but not First-Priority Asset Secured Obligations) may be amended or supplemented with the approval of the Collateral Trustee acting as directed in writing by the Required Junior Asset Secured Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement or the other First-Priority Asset Lien Documents; and

(4) any amendment or waiver of, or any consent under, any provision of this Agreement or any other Asset Lien Security Document that secures First-Priority Asset Secured Obligations will apply automatically to any comparable provision of any comparable Junior Asset Lien Document without the consent of or notice to any holder of Junior Asset Secured Obligations and without any action by the Company or any other Pledgor or any holder of Junior Asset Secured Obligations.

(c) Notwithstanding anything contained in this Agreement, without the consent of the holders of at least 75% in aggregate principal amount of any Series of Notes then outstanding (the “75% Requirement”), an amendment, supplement, or waiver may not modify the Stock Lien Security Documents relating to such Series of Notes or any of the provisions of the Indenture dealing with the pledge of Stock Collateral or the application of trust moneys, or otherwise release any Stock Collateral securing such Series of Notes, in any manner materially adverse to the holders of such Series of Notes other than in accordance with the Indenture, this Agreement and any other applicable Stock Lien Security Document; provided, however, that any such amendment, supplement or waiver in furtherance of the terms of the Indenture shall not be subject to the 75% Requirement.

(d) The Collateral Trustee will not enter into any amendment or supplement unless it has received an Officers’ Certificate and a certificate from an authorized officer of each Secured Debt Representative to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents. Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an opinion of counsel of the Company (which may be provided by internal counsel to the Company) to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Company (which may be provided by internal counsel to the Company) addressing customary perfection matters with respect to such additional Collateral (subject to customary qualifications and assumptions).

(e) The holders of Junior Lien Obligations and the Junior Lien Representatives agree that each Security Document that secures Junior Lien Obligations will include the following language:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of March 3, 2009, among Tenet Healthcare Corporation, a Nevada corporation, the other Pledgors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement will govern.”

; provided, however, that if the jurisdiction in which any such Junior Asset Lien Document or any Junior Stock Lien Document will be filed prohibits the inclusion of the language above or would prevent a document containing such language from being recorded, the Junior Lien Representatives and the First-Priority Lien Representatives agree, prior to such Junior Asset Lien Document or Junior Stock Lien Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Junior Asset Lien Document or Junior Stock Lien Document is subject to the provisions of this Agreement.

SECTION 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt. The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Debt of such Series of Secured Debt. Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes as a block in respect of any vote under this Agreement.

SECTION 7.3 Further Assurances; Insurance.

(a) The Company and each of the other Pledgors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the holders of Secured Obligations, duly created and enforceable and perfected Liens upon the Collateral (including any property or assets that are acquired or otherwise become Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents.

(b) Upon the reasonable request of the Collateral Trustee or any Secured Debt Representative at any time and from time to time, the Company and each of the other Pledgors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of holders of Secured Obligations.

(c) Upon the incurrence by the Company or the other Pledgors of Asset Secured Debt, and in the event the Asset Collateral in respect of such Asset Secured Debt consists of real property or tangible personal property other than Capital Stock, the Company and the other Pledgors will maintain such insurance as may be required by the Asset Lien Security Documents.

(d) All insurance policies required by Section 7.3(c) above will:

(1) provide that, with respect to third party liability insurance, the holders of Asset Secured Obligations, as a class, shall be named as additional insureds, with a waiver of subrogation;

(2) name the Collateral Trustee as a loss payee and additional insured;

(3) provide that (x) no cancellation or termination of such insurance and (y) no reduction in the limits of liability of such insurance or other material change shall be effective until 30 days (10 days in the case of failure to pay premium) after written notice is given by the insurers to the Collateral Trustee of such cancellation, termination, reduction or change;

(4) waive all claims for insurance premiums or commissions or additional premiums or assessments against the Asset Secured Parties; and

(5) waive any right of the insurers to setoff or counterclaim or to make any other deductions, whether by way of attachment or otherwise, as against the Asset Secured Parties.

(f) Upon the request of the Collateral Trustee, the Company and the other Pledgors will permit the Collateral Trustee or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice, to visit their offices and sites and inspect any of the Asset Collateral and to discuss matters relating to the Asset Collateral with their respective officers and independent public accountants. The Company and the other Pledgors shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Collateral Trustee or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Company and the other Pledgors and their Subsidiaries in respect of the Asset Collateral, all at the Company’s expense.

SECTION 7.4 Perfection of Junior Trust Estates.

(a) Solely for purposes of perfecting the Liens of the Collateral Trustee in its capacity as agent of the holders of Junior Stock Secured Obligations and the Junior Stock Lien Representatives in any portion of the Junior Stock Secured Trust Estate in the possession or control of the Collateral Trustee (or its agents or bailees) as part of the First-Priority Stock Secured Trust Estate, the Collateral Trustee, the holders of First-Priority Stock Secured Obligations and the First-Priority Stock Lien Representatives hereby acknowledge that the Collateral Trustee also holds such property as (1) agent for the benefit of the holders of any Series of Junior Stock Secured Debt in respect of which the Collateral Trustee serves as Junior Stock Lien Representative or (2) bailee for the benefit of the holders of any Series of Junior Stock Secured Debt in respect of which the Collateral Trustee does not serve as Junior Stock Lien Representative.

(b) Solely for purposes of perfecting the Liens of the Collateral Trustee in its capacity as agent of the holders of Junior Asset Secured Obligations and the Junior Asset Lien Representatives in any portion of the Junior Asset Secured Trust Estate in the possession or control of the Collateral Trustee (or its agents or bailees) as part of the First-Priority Asset Secured Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, electronic chattel paper, certificated securities, money, deposit accounts and securities accounts, the Collateral Trustee, the holders of First-Priority Asset Secured Obligations and the First-Priority Asset Lien Representatives hereby acknowledge that the Collateral Trustee also holds such property as (1) agent for the benefit of the holders of any Series of Junior Asset Secured Debt in respect of which the Collateral Trustee serves as Junior Asset Lien Representative or (2) bailee for the benefit of the holders of any Series of Junior Asset Secured Debt in respect of which the Collateral Trustee does not serve as Junior Asset Lien Representative.

SECTION 7.5 Successors and Assigns.

(a) Except as provided in Section 5.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder in respect of Stock Collateral will inure to the sole and exclusive benefit of, and be enforceable by, each Stock Secured Debt Representative and each present and future holder of Stock Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns. All obligations of the Collateral Trustee hereunder in respect of Asset Collateral will inure to the sole and exclusive benefit of, and be enforceable by, each Asset Secured Debt Representative and each present and future holder of Asset Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b) Neither the Company nor any other Pledgor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Company and the other Pledgors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee and each Secured Debt Representative, on behalf of itself and on behalf of each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 7.6 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.7 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	The Bank of New York Mellon Trust Company, N.A.
700 South Flower Street, Suite 500
Los Angeles, CA 90017
Attn: Corporate Unit
Fax: (213) 630-6298

If to the Company or any other Pledgor:	Tenet Healthcare Corporation
13737 Noel Road
Dallas, TX 75240
Attn: General Counsel
Fax: (469) 893-3582

If to the Trustee:	The Bank of New York Mellon Trust Company, N.A.
700 South Flower Street, Suite 500
Los Angeles, CA 90017
Attn: Corporate Unit
Fax: (213) 630-6298

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant address set forth above or, as to any holder of Secured Debt, to its Secured Debt Representative. To the extent applicable, any notice or communication will also be so mailed to any Person described in § 313(c) of the Trust Indenture Act of 1939, as amended, to the extent required thereunder. Failure to mail a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

SECTION 7.8 Notice Following Discharge of First-Priority Lien Obligations.

(a) Promptly following the Discharge of First-Priority Stock Secured Obligations with respect to one or more Series of First-Priority Stock Secured Debt, each First-Priority Stock Lien Representative with respect to each applicable Series of First-Priority Stock Secured Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Stock Secured Debt Representative.

(b) Promptly following the Discharge of First-Priority Asset Secured Obligations with respect to one or more Series of First-Priority Asset Secured Debt, each First-Priority Asset Lien Representative with respect to each applicable Series of First-Priority Asset Secured Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Asset Secured Debt Representative.

SECTION 7.9 Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.10 Compensation; Expenses. The Pledgors jointly and severally agree to pay, promptly upon demand:

(1) such compensation to the Collateral Trustee and its agents as the Company and the Collateral Trustee may agree in writing from time to time;

(2) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3) all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Secured Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Company or any other Pledgor;

(4) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(5) all other reasonable costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(6) after the occurrence of any Secured Debt Default, all costs and expenses incurred by the Collateral Trustee or its agents in connection with the preservation, collection, foreclosure or enforcement of Stock Collateral or Asset Collateral, as applicable, subject to the Stock Lien Security Documents or the Asset Lien Security Documents, respectively, or any interest, right, power or remedy of the Collateral Trustee or in connection with the proof, protection, administration or resolution of any claim based upon the Stock Secured Obligations or the Asset Secured Obligations, as applicable, in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee or its agents.

The agreements in this Section 7.10 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.11 Indemnity.

(a) The Pledgors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee and each of its Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b) All amounts due under this Section 7.11 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.11(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Pledgors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) No Pledgor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement, any other Stock Secured Debt Document, any other Asset Secured Debt Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Pledgors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.12 Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.

SECTION 7.13 Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.

SECTION 7.14 Obligations Secured. All obligations of the Pledgors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.15 Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 7.16 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each Pledgor, for itself and in connection with its properties, irrevocably:

(1) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(2) waives any defense of forum non conveniens;

(3) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.7;

(4) agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(5) agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

SECTION 7.17 Waiver of Jury Trial. Each party to this Agreement waives its rights to a jury trial of any claim or cause of action based upon or arising under this Agreement or any of the other Security Documents or any dealings between them relating to the subject matter of this Agreement or the intents and purposes of the other Security Documents. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement and the other Security Documents, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party to this Agreement acknowledges that this waiver is a material inducement to enter into a business relationship, that each party hereto has already relied on this waiver in entering into this Agreement, and that each party hereto will continue to rely on this waiver in its related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this Section 7.17 and executed by each of the parties hereto), and this waiver will apply to any subsequent amendments, renewals, supplements or modifications of or to this Agreement or any of the other Security Documents or to any other documents or agreements relating thereto. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 7.18 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission in .pdf format), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument.

SECTION 7.19 Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.

SECTION 7.20 Additional Pledgors. The Company will cause each Person that becomes a Pledgor or is required by any Secured Debt Document to become a party to this

Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder stating either that (1) the Collateral Trust Joinder is being executed and delivered pursuant to such Person’s obligations under a Stock Secured Debt Document, (2) the Collateral Trust Joinder is being executed and delivered pursuant to such Person’s obligations under an Asset Secured Debt Document or (3) the Collateral Trust Joinder is being executed and delivered pursuant to such Person’s obligations under a Stock Secured Debt Document and an Asset Secured Debt Document, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Stock Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to a Stock Secured Debt Document and this Section 7.20, and the Company shall promptly provide each Asset Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to an Asset Secured Debt Document and this Section 7.20; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Stock Secured Debt Representative or any then existing Asset Secured Debt Representative, as the case may be, shall not affect the inclusion of such Person as a Pledgor if the other requirements of this Section 7.20 are complied with.

SECTION 7.21 Continuing Nature of this Agreement.

(a) This Agreement, including the subordination provisions hereof, will be reinstated if at any time any payment or distribution in respect of any of the First-Priority Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any holder of First-Priority Lien Obligations or First-Priority Lien Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise).

(b) In the event that all or any part of a payment or distribution made with respect to the First-Priority Stock Secured Obligations is recovered from any holder of First-Priority Stock Secured Obligations or any First-Priority Stock Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, and any holder of Junior Stock Secured Obligations or Junior Stock Lien Representative with respect to the Junior Stock Secured Obligations receives a payment or distribution from the Proceeds of any Stock Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Junior Stock Lien Representative or that holder of a Junior Stock Secured Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of the First-Priority Stock Secured Obligations, to be applied in accordance with Section 3.4. Until so delivered, such Proceeds will be segregated and held by that Junior Stock Lien Representative or that holder of a Junior Stock Secured Obligation, as the case may be, in trust for the benefit of the holders of the First-Priority Stock Secured Obligations.

(c) In the event that all or any part of a payment or distribution made with respect to the First-Priority Asset Secured Obligations is recovered from any holder of First-Priority Asset Secured Obligations or any First-Priority Asset Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, and any holder of Junior Asset Secured Obligations or Junior Asset Lien Representative with respect to the Junior Asset Secured

Obligations receives a payment or distribution from the Proceeds of any Asset Collateral or any title insurance policy required by any real property mortgage at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, that Junior Asset Lien Representative or that holder of a Junior Asset Secured Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the holders of the First-Priority Asset Secured Obligations, to be applied in accordance with Section 3.4. Until so delivered, such Proceeds will be segregated and held by that Junior Asset Lien Representative or that holder of a Junior Asset Secured Obligation, as the case may be, in trust for the benefit of the holders of the First-Priority Asset Secured Obligations.

(d) The provisions of this Section 7.21 will survive repayment of the Secured Obligations and termination of this Agreement.

SECTION 7.22 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Pledgor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.23 Rights and Immunities of Secured Debt Representatives. The Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Secured Debt Representative be liable for any act or omission on the part of the Pledgors or the Collateral Trustee hereunder.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

TENET HEALTHCARE CORPORATION

By:	/s/ Biggs C. Porter
Name:	Biggs C. Porter
Title:	Chief Financial Officer

AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
FMC ACQUISITION, INC.
FMC MEDICAL, INC.
LIFEMARK HOSPITALS, INC.
MCF, INC.
ORNDA HOSPITAL CORPORATION
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM CFMC, INC.
TENET HEALTHSYSTEM HEALTHCORP
TENET HEALTHSYSTEM HOLDINGS, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET HOSPITALS, INC.
TENET LOUISIANA, INC.
TENET MISSOURI, INC.
TENET PHYSICIAN SERVICES—HILTON HEAD, INC.
TENET TEXAS, INC.
TENETSUB TEXAS, INC.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Title:	Treasurer

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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee under the Indenture

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee

By:	/s/ Melonee Young
Name:	Melonee Young
Title:	Vice President

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EXHIBIT A

to Collateral Trust Agreement

[FORM OF]

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement dated as of March 3, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), the other Pledgors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either First-Priority Stock Secured Debt, Junior Stock Secured Debt, First-Priority Asset Secured Debt or Junior Asset Secured Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Company hereby certifies on behalf of the Company that:

(A) [insert name of the Company or other Pledgor] intends to incur additional Secured Debt (“Additional Secured Debt”) which will be [select appropriate alternative] [First-Priority Stock Secured Debt permitted by each applicable Stock Secured Debt Document to be secured by a First-Priority Stock Lien Equally and Ratably with all previously existing and future First-Priority Stock Secured Debt] [Junior Stock Secured Debt permitted by each applicable Stock Secured Debt Document to be secured with a Junior Stock Lien Equally and Ratably with all previously existing and future Junior Stock Secured Debt] [First-Priority Asset Secured Debt permitted by each applicable Asset Secured Debt Document to be secured by a First-Priority Asset Lien Equally and Ratably with all previously existing and future First-Priority Asset Secured Debt] [Junior Asset Secured Debt permitted by each applicable Asset Secured Debt Document to be secured with a Junior Asset Lien Equally and Ratably with all previously existing and future Junior Asset Secured Debt];

(B) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.7 of the Collateral Trust Agreement is:

Telephone:

Fax:

EXHIBIT A

(C) the Company has caused a copy of this Additional Secured Debt Designation to be delivered to each existing [Stock Secured Debt Representative] [Asset Secured Debt Representative].

[Signature page follows]

EXHIBIT A

IN WITNESS WHEREOF, the Company has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of                                 , 20    .

Tenet Healthcare Corporation

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

By:
Name:
Title:

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EXHIBIT B

to Collateral Trust Agreement

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL SECURED DEBT

Reference is made to the Collateral Trust Agreement dated as of March 3, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), the other Pledgors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Additional Secured Debt under the Collateral Trust Agreement.

1. Joinder. The undersigned,                                         , a                                          (the “New Representative”) as [trustee, administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Secured Debt] hereby agrees to become party as [a First-Priority Stock Lien Representative] [a Junior Stock Lien Representative] [a First-Priority Asset Lien Representative] [a Junior Asset Lien Representative] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Secured Debt is First-Priority Stock Secured Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of First-Priority Stock Secured Debt for which the undersigned is acting as First-Priority Stock Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of First-Priority Stock Secured Debt and Junior Stock Secured Debt, each existing and future Junior Stock Lien Representative, each other existing and future First-Priority Stock Lien Representative and each existing and future holder of Permitted Prior Stock Liens and as a condition to being treated as Stock Secured Debt under the Collateral Trust Agreement that:

(a) all First-Priority Stock Secured Obligations will be and are secured Equally and Ratably by all First-Priority Stock Liens at any time granted by the Company or any other Pledgor to secure any Obligations in respect of any Series of First-Priority Stock Secured Debt, whether or not upon property otherwise constituting collateral for such Series of First-Priority Stock Secured Debt, and

EXHIBIT B

that all such First-Priority Stock Liens will be enforceable by the Collateral Trustee for the benefit of all holders of First-Priority Stock Secured Obligations Equally and Ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of First-Priority Stock Secured Debt for which the undersigned is acting as First-Priority Stock Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of First-Priority Stock Liens and the order of application of Proceeds from the enforcement of First-Priority Stock Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents. [or]

[Option B: to be used if Additional Secured Debt is Junior Stock Secured Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Junior Stock Secured Debt for which the undersigned is acting as Junior Stock Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of First-Priority Stock Secured Debt and Junior Stock Secured Debt, each existing and future First-Priority Stock Lien Representative, each other existing and future Junior Stock Lien Representative and each existing and future holder of Permitted Prior Stock Liens and as a condition to being treated as Stock Secured Debt under the Collateral Trust Agreement that:

(a) all Junior Stock Secured Obligations will be and are secured Equally and Ratably by all Junior Stock Liens at any time granted by the Company or any other Pledgor to secure any Obligations in respect of any Series of Junior Stock Secured Debt, whether or not upon property otherwise constituting collateral for such Series of Junior Stock Secured Debt, and that all such Junior Stock Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Junior Stock Secured Obligations Equally and Ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Junior Stock Secured Debt for which the undersigned is acting as Junior Stock Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Junior Stock Liens and the order of application of Proceeds from the enforcement of Junior Stock Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents. [or]

[Option C: to be used if Additional Secured Debt is First-Priority Asset Secured Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of First-Priority Asset Secured Debt for which the undersigned is acting as First-Priority Asset Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of First-Priority Asset Secured Debt and Junior Asset Secured Debt, each existing and future Junior Asset Lien Representative, each other existing and future First-Priority Asset Lien Representative and each existing and future holder of Permitted Prior

EXHIBIT B

Asset Liens and as a condition to being treated as Asset Secured Debt under the Collateral Trust Agreement that:

(a) all First-Priority Asset Secured Obligations will be and are secured Equally and Ratably by all First-Priority Asset Liens at any time granted by the Company or any other Pledgor to secure any Obligations in respect of any Series of First-Priority Asset Secured Debt, whether or not upon property otherwise constituting collateral for such Series of First-Priority Asset Secured Debt, and that all such First-Priority Asset Liens will be enforceable by the Collateral Trustee for the benefit of all holders of First-Priority Asset Secured Obligations Equally and Ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of First-Priority Asset Secured Debt for which the undersigned is acting as First-Priority Asset Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of First-Priority Asset Liens and the order of application of Proceeds from the enforcement of First-Priority Asset Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents. [or]

[Option D: to be used if Additional Secured Debt is Junior Asset Secured Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Junior Asset Secured Debt for which the undersigned is acting as Junior Asset Lien Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of First-Priority Asset Secured Debt and Junior Asset Secured Debt, each existing and future First-Priority Asset Lien Representative, each other existing and future Junior Asset Lien Representative and each existing and future holder of Permitted Prior Asset Liens and as a condition to being treated as Asset Secured Debt under the Collateral Trust Agreement that:

(a) all Junior Asset Secured Obligations will be and are secured Equally and Ratably by all Junior Asset Liens at any time granted by the Company or any other Pledgor to secure any Obligations in respect of any Series of Junior Asset Secured Debt, whether or not upon property otherwise constituting collateral for such Series of Junior Asset Secured Debt, and that all such Junior Asset Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Junior Asset Secured Obligations Equally and Ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Junior Asset Secured Debt for which the undersigned is acting as Junior Asset Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Junior Asset Liens and the order of application of Proceeds from the enforcement of Junior Asset Liens; and

(c) the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.

EXHIBIT B

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature page follows]

EXHIBIT B

IN WITNESS WHEREOF, the undersigned has caused this Collateral Trust Joinder to be executed by its officer or representative as of                     , 20    .

[INSERT NAME OF THE NEW REPRESENTATIVE]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

By:
Name:
Title:

S-1

EXHIBIT C

to Collateral Trust Agreement

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL PLEDGOR

Reference is made to the Collateral Trust Agreement dated as of March 3, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), the other Pledgors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.20 of the Collateral Trust Agreement.

1. Joinder. The undersigned,                                         , a                     , hereby agrees to become party as a Pledgor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof. This Collateral Trust Joinder is being executed and delivered pursuant to the undersigned’s obligations under [a Stock Secured Debt Document] [and] [an Asset Secured Debt Document].

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature page follows]

EXHIBIT C

IN WITNESS WHEREOF, [each of] the undersigned has caused this Collateral Trust Joinder to be executed by its officer or representative as of                     , 20    .

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Pledgor:

The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

By:
Name:
Title:

S-1